                                                               EXECUTION  COPY







                                 $145,000,000

                               CREDIT AGREEMENT

                                     AMONG

                       RELIANT BUILDING PRODUCTS, INC.,
                                 AS BORROWER,

                              THE SEVERAL LENDERS
                       FROM TIME TO TIME PARTIES HERETO,

                      CANADIAN IMPERIAL BANK OF COMMERCE,
                               NEW YORK AGENCY,
                            AS DOCUMENTATION AGENT

                                      AND

                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                            AS ADMINISTRATIVE AGENT


                         DATED AS OF JANUARY 28, 1998




                            CHASE  SECURITIES  INC.,
                                 AS  ARRANGER

                              TABLE  OF  CONTENTS
                              -------------------






SECTION  1.    DEFINITIONS                                                     1
     1.1    Defined  Terms                                                     1
     1.2    Other  Definitional  Provisions                                   31

SECTION  2.    AMOUNT  AND  TERMS  OF  COMMITMENTS                            31
     2.1    Term  Loan  Commitments                                           31
     2.2    Procedure  for  Term  Loan  Borrowing                             32
     2.3    Repayment  of  Term  Loans                                        32
     2.4    Revolving  Credit  Commitments                                    34
     2.5    Procedure  for  Revolving  Credit  Borrowing                      35
     2.6    Swing  Line  Commitment                                           35
     2.7    Procedure for Swing Line Borrowing; Refunding of Swing Line Loans 36
     2.8    Repayment  of  Loans;  Evidence  of  Debt                         37
     2.9    Commitment  Fees,  etc.                                           38
     2.10   Termination or Reduction of Revolving Credit Commitments          38
     2.11   Optional  Prepayments                                             38
     2.12   Mandatory  Prepayments  and  Commitment  Reductions               39
     2.13   Conversion  and  Continuation  Options                            41
     2.14   Minimum Amounts and Maximum Number of Eurodollar Tranches         41
     2.15   Interest  Rates  and  Payment  Dates                              41
     2.16   Computation  of  Interest  and  Fees                              42
     2.17   Inability  to  Determine  Interest  Rate                          42
     2.18   Pro  Rata  Treatment  and  Payments                               43
     2.19   Requirements  of  Law                                             45
     2.20   Taxes                                                             46
     2.21   Indemnity                                                         48
     2.22   Illegality                                                        48
     2.23   Change  of  Lending  Office                                       49
     2.24   Replacement  of  Lenders  under  Certain  Circumstances           49
     2.25   Security  Documents                                               49
     2.26   Filing  and  Recording                                            50

SECTION  3.    LETTERS  OF  CREDIT                                            50
     3.1    L/C  Commitment                                                   50
     3.2    Procedure  for  Issuance  of  Letter  of  Credit                  50
     3.3    Commissions,  Fees  and  Other  Charges                           51
     3.4    L/C  Participations                                               51
     3.5    Reimbursement  Obligation  of  the  Borrower                      52
     3.6    Obligations  Absolute                                             52
     3.7    Letter  of  Credit  Payments                                      53
     3.8    Applications                                                      53

SECTION  4.    REPRESENTATIONS  AND  WARRANTIES                               53
     4.1    Financial  Condition                                              53
     4.2    No  Change                                                        55
     4.3    Corporate  Existence;  Compliance  with  Law                      55
     4.4    Corporate  Power;  Authorization; Enforceable Obligations         55
     4.5    No  Legal  Bar;  No  Burdensome  Restrictions                     56
     4.6    No  Material  Litigation                                          56
     4.7    No  Default                                                       56
     4.8    Ownership  of  Property;  Liens                                   56
     4.9    Intellectual  Property                                            56
     4.10   Taxes                                                             56
     4.11   Federal  Regulations                                              57
     4.12   Labor  Matters                                                    57
     4.13   ERISA                                                             57
     4.14   Investment  Company  Act;  Other  Regulations                     57
     4.15   Subsidiaries                                                      58
     4.16   Use  of  Proceeds                                                 58
     4.17   Environmental  Matters                                            58
     4.18   Accuracy  of  Information,  etc                                   59
     4.19   Security  Documents                                               60
     4.20   Solvency                                                          60
     4.21   Senior  Indebtedness                                              60
     4.22   Regulation  H                                                     60
     4.23   Status  of  Receivables  and  Other  Collateral                   60

SECTION  5.    CONDITIONS  PRECEDENT                                          62
     5.1    Conditions  to  Initial  Extension  of  Credit                    62
     5.2    Conditions  to  Each  Extension  of  Credit                       66

SECTION  6.    AFFIRMATIVE  COVENANTS                                         66
     6.1    Financial  Statements                                             67
     6.2    Certificates;  Other  Information                                 67
     6.3    Payment  of  Obligations                                          68
     6.4    Conduct  of  Business and Maintenance of Existence, etc.          69
     6.5    Maintenance  of  Property;  Insurance                             69
     6.6    Inspection  of  Property;  Books and Records; Discussions         69
     6.7    Notices                                                           70
     6.8    Environmental  Laws                                               71
     6.9    Interest  Rate  Protection                                        72
     6.10   Additional  Collateral,  etc                                      72
     6.11   Additional  Receivables  Documentation                            74
     6.12   Surveys                                                           74

SECTION  7.    NEGATIVE  COVENANTS                                            74
     7.1    Financial  Covenants                                              74
     7.2    Limitation  on  Indebtedness                                      75
     7.3    Limitation  on  Liens                                             76
     7.4    Limitation  on  Fundamental  Changes                              78
     7.5    Limitation  on  Sale  of  Assets                                  79
     7.6    Limitation  on  Dividends                                         80
     7.7    Limitation  on  Capital  Expenditures                             80
     7.8    Limitation  on  Investments,  Loans  and  Advances                81
     7.9    Limitation  on  Optional  Payments  and  Modifications  of  Debt
              Instruments,  etc.                                              82
     7.10   Limitation  on  Transactions  with  Affiliates                    82
     7.11   Limitation  on  Sales  and  Leasebacks                            83
     7.12   Limitation  on  Changes  in  Fiscal  Periods                      83
     7.13   Limitation  on  Negative  Pledge  Clauses                         83
     7.14   Limitation  on  Restrictions on Subsidiary Distributions          83
     7.15   Limitation  on  Lines  of  Business                               83
     7.16   Limitation  on  Amendments  to  Acquisition  Documents            83
     7.17   Limitation  on  Activities  of  Holdings                          84
     7.18   Credit  Extensions                                                84
     7.19   Change  in  Accounting  Method                                    84
     7.20   Limitation  on  Guarantee  Obligations                            84

SECTION  8.    EVENTS  OF  DEFAULT                                            84

SECTION  9.    THE  ADMINISTRATIVE  AGENT                                     88
     9.1    Appointment                                                       88
     9.2    Delegation  of  Duties                                            88
     9.3    Exculpatory  Provisions                                           88
     9.4    Reliance  by  Administrative  Agent                               88
     9.5    Notice  of  Default                                               89
     9.6    Non-Reliance  on Administrative Agent, Arranger and Other Lenders 89
     9.7    Indemnification                                                   90
     9.8    Administrative  Agent  in  Its  Individual  Capacity              90
     9.9    Successor  Administrative  Agent                                  90
     9.10   Authorization  to  Release  Liens                                 91
     9.11   The  Arranger  and  the  Documentation  Agent                     91

SECTION  10.    MISCELLANEOUS                                                 91
     10.1    Amendments  and  Waivers                                         91
     10.2    Notices                                                          92
     10.3    No  Waiver;  Cumulative  Remedies                                93
     10.4    Survival  of  Representations  and  Warranties                   93
     10.5    Payment  of  Expenses                                            93
     10.6    Successors  and  Assigns; Participations and Assignments         94
     10.7    Adjustments;  Set-off                                            97
     10.8    Counterparts                                                     97
     10.9    Severability                                                     97
     10.10   Integration                                                      98
     10.11   GOVERNING  LAW                                                   98
     10.12   Submission  To  Jurisdiction;  Waivers                           98
     10.13   Acknowledgements                                                 98
     10.14   WAIVERS  OF  JURY  TRIAL                                         99
     10.15   Confidentiality                                                  99
     10.16   Joint  and  Several  Obligations                                 99
     10.17   Enforceability;  Usury                                           99

          CREDIT AGREEMENT, dated as of January 28, 1998, among RELIANT BUILDING PRODUCTS, INC., a Delaware corporation (the "Borrower"), the several
                                                       --------
banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), CHASE SECURITIES INC., as advisor and
                            -------
arranger  (in  such  capacity,  the  "Arranger"),  CANADIAN  IMPERIAL  BANK OF
                                      --------
COMMERCE,  NEW  YORK  AGENCY,  as  documentation  agent (in such capacity, the
"Documentation  Agent"),  and  CHASE  BANK  OF TEXAS, NATIONAL ASSOCIATION, as
 --------------------
administrative  agent  (in  such  capacity,  the  "Administrative  Agent").
                                                   ---------------------


                       W  I  T  N  E  S  S  E  T  H:
                       -----------------------------


          WHEREAS,  the Borrower intends to acquire (the "Acquisition") all of
                                                          -----------
the  outstanding  Capital  Stock  of  CFA  Holding  Company  (the "Target"), a
                                                                   ------
Delaware corporation, and to refinance the outstanding indebtedness of the Borrower and the Target, with the purchase price for the Acquisition and the outstanding principal amount of the refinanced indebtedness aggregating no more than $125,900,000 (including fees and expenses);

          WHEREAS, following the Acquisition the Target may be merged into the Borrower;

          WHEREAS, the Lenders are willing to make such credit facilities available upon and subject to the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                            SECTION 1. DEFINITIONS

            1.1 Defined Terms  As used in this Agreement, the terms listed in
                -------------
this Section 1.1 shall have the respective meanings set forth in this Section
1.1.

          "Acquisition":    as  defined  in  the  recitals  hereto.
           -----------

          "Acquisition  Agreement":  the Stock Purchase Agreement, dated as of
           ----------------------
December 17, 1997, by and among Reliant Building Products, Inc. and the stockholders, warrant holders and option holders of CFA Holding Company.

          "Adjustment  Date":    as  defined  in  the  Pricing  Grid.
           ----------------

          "Affiliate":   as to any Person, any other Person which, directly or
           ---------
indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Aggregate  Exposure":   with respect to any Lender, an amount equal
           -------------------
to (a) until the Closing Date, the aggregate amount of such Lender's Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of such Lender's Term Loans and (ii) the amount of such Lender's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit.

          "Aggregate  Exposure  Percentage":   with respect to any Lender, the
           -------------------------------
ratio (expressed as a percentage) of such Lender's Aggregate Exposure to the Aggregate Exposure of all Lenders.

          "Agreement":    this  Credit  Agreement, as amended, supplemented or
           ---------
otherwise  modified  from  time  to  time.

          "Applicable  Margin":  for each Type of Loan, the rate per annum set
           ------------------
forth  under  the  relevant  column  heading  below:

                            Base Rate   Eurodollar
                              Loans        Loans
                            ----------  -----------
    Revolving Credit Loans       1.25%        2.25%
    Swing Line Loans . . .       1.25%
    Tranche A Term Loans .       1.25%        2.25%
    Tranche B Term Loans .       1.50%        2.50%;

        provided, that on and after the first Adjustment Date occurring after
        --------
the  completion  of  the fiscal quarter of the Borrower ended October 2, 1998,
the  Applicable  Margin    will  be  determined  pursuant to the Pricing Grid.

          "Application":    an application, in such form as the Issuing Lender
           -----------
may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

          "Approved  Initial  Public  Offering": an initial public offering of
           -----------------------------------
voting Capital Stock of the Borrower or Holdings, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom.

          "Arranger":    as  defined  in  the  preamble  hereto.
           --------

          "Asset  Sale":  any Disposition of Property (including any Permitted
           -----------
Affiliate Sale of Receivables) or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b), (c) or (d) of Section 7.5) which yields gross proceeds to the Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $1,000,000.

          "Assignee":    as  defined  in  Section  10.6(c).
           --------

          "Assignor":    as  defined  in  Section  10.6(c).
           --------

          "ATEMCO":  the  joint  venture  created  by the ATEMCO Joint Venture
           ------
Agreement.

          "ATEMCO  Joint  Venture  Agreement":  the Joint Venture Agreement of
           ---------------------------------
ATEMCO dated March 3, 1982, by and among the Borrower, Tower Extrusions, Inc., and MEB Enterprises, Inc., as amended and in effect from time to time.

          "Available Revolving Credit Commitment":  as to any Revolving Credit
           -------------------------------------
Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment over (b) such Lender's Revolving
                                         ----
Extensions  of  Credit;  provided,  that in calculating any Lender's Revolving
                         --------
Extensions of Credit for the purpose of determining such Lender's Available Revolving Credit Commitment pursuant to Section 2.9(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero.

          "Base  Rate":    for  any day, a rate per annum (rounded upwards, if
           ----------
necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and
(c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum
                         ----------
publicly announced from time to time by the Reference Lender as its prime or base rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Reference Lender in connection with extensions of credit to debtors); "Base CD Rate"
                                                                 ------------
shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; and "Three-Month Secondary CD Rate" shall mean, for any day, the secondary
      --------------------------------
market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Reference Lender from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. Any change in the Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "Base  Rate  Loans":  Loans the rate of interest applicable to which
           -----------------
is  based  upon  the  Base  Rate.

          "Board":    the  Board of Governors of the Federal Reserve System of
           -----
the  United  States  (or  any  successor).

          "Borrowing  Base":   at any date, the amount of the then most recent
           ---------------
computation of the Borrowing Base, determined by calculating the amount equal to:

          (a)    85%  of  the Net Amount of Eligible Receivables at such date;

     plus
     ----

          (b) 50% of the amount of Eligible Inventory at said date, calculated at the lower of cost (determined on a FIFO basis) or market less the Slow Moving Reserve then in effect; provided that in no event shall the
                                           --------
portion of the Borrowing Base attributable to Eligible Inventory exceed 50% of the Borrowing Base.

     The Borrowing Base will be computed hereunder on a monthly basis (based on all information reasonably available to the Administrative Agent, including without limitation, the periodic reports and listings delivered to the Administrative Agent in accordance with Section 6.2(c)), and a monthly Borrowing Base Certificate from a Responsible Officer of the Borrower presenting the Borrower's computation of the Borrowing Base will be periodically delivered to the Administrative Agent in accordance with Section 6.2(d).

          "Borrowing  Base  Certificate":    a  certificate duly executed by a
           ----------------------------
Responsible  Officer  substantially  in  the  form  of  Exhibit  B-2.

          "Borrowing  Date":   any Business Day specified by the Borrower as a
           ---------------
date on which the Borrower requests the relevant Lenders to make Loans hereunder.

          "Business  Day":    (i)  for  all  purposes other than as covered by
           -------------
clause (ii) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

          "Capital Expenditures":  for any period, with respect to any Person,
           --------------------
the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital  Lease  Obligations":  as to any Person, the obligations of
           ---------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Capital  Stock":   any and all shares, interests, participations or
           --------------
other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

          "Cash  Collateral  Account":    as  defined  in  Section  2.12(e).
           -------------------------

          "Cash  Equivalents":   (a) marketable direct obli-gations issued by,
           -----------------
or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition;
(b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2
                                                                  ---
by  Moody's  Investors  Service,  Inc.  ("Moody's"), or carrying an equivalent
                                          -------
rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

          "C/D  Assessment  Rate":    for  any day as applied to any Base Rate
           ---------------------
Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory
                  ----
subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.4 (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

          "C/D  Reserve  Percentage":  for any day as applied to any Base Rate
           ------------------------
Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board as in effect from time to time) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

          "Change  of  Control": the occurrence of any of the following at any
           -------------------
time  after  the  Closing  Date:    (a)  the  Control  Group  shall  fail  to
"Beneficially Own" (as defined below), directly or indirectly, in the aggregate more than fifty percent (50%) of the aggregate voting power of all classes of partnership interests in (1) each of the Reliant Partners Entities or (2) Reliant Coinvestment Partners, L.P.; (b) prior to the consummation of an Approved Initial Public Offering for the Borrower, the Control Group shall fail to either (i) Beneficially Own, directly or indirectly, in the aggregate more than fifty percent (50%) of the aggregate voting power of all classes of Capital Stock of the Borrower, or (ii) cause enough of the nominees of the Control Group in the aggregate to be elected to the Board of Directors of the Borrower so as to constitute a majority of such Board of Directors; (c) prior to the consummation of an Approved Initial Public Offering for Holdings, the Control Group shall fail to either (i) Beneficially Own, directly or indirectly, in the aggregate more than fifty percent (50%) of the aggregate voting power of all classes of Capital Stock of Holdings, or (ii) cause enough of the nominees of the Control Group in the aggregate to be elected to the Board of Directors of Holdings so as to constitute a majority of such Board of Directors; (d) following the consummation of an Approved Initial Public Offering for the Borrower, either (i) the Control Group shall either (A) fail to Beneficially Own, directly or indirectly, in the aggregate more than thirty-five percent (35%) of the aggregate voting power of all classes of Capital Stock of the Borrower or (B) allow any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13(d)-5 of the Securities and Exchange Act of 1934), other than members of the Control Group, to Beneficially Own, directly or indirectly, in the aggregate more than the aggregate voting power of all classes of Capital Stock of the Borrower then held by the Control Group, or (ii) the Control Group and the then current management of the Borrower shall fail to cause enough of their respective nominees in the aggregate to be elected to the Board of Directors of the
Borrower so as to constitute a majority of the Board of Directors of the Borrower; (e) following the consummation of an Approved Initial Public Offering for Holdings, either (i) the Control Group shall either (A) fail to Beneficially Own, directly or indirectly, in the aggregate more than thirty-five percent (35%) of the aggregate voting power of all classes of Capital Stock of Holdings, or (B) allow any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13(d)-5 of the Securities and Exchange Act of 1934), other than members of the Control Group, to Beneficially Own, directly or indirectly, in the aggregate more than the aggregate voting power of all classes of Capital Stock of Holdings then held by the Control Group, or (ii) the Control Group and the then current management of Holdings shall fail to cause enough of their respective nominees in the aggregate to be elected to the Board of Directors of Holdings so as to constitute a majority of the Board of Directors of Holdings; (f) Holdings, Reliant Coinvestment Partners, L.P. or either of the Reliant Partners Entities consolidates with, or merges with or into, another Person (other than an Affiliate thereof), or any Person (other than an Affiliate thereof) consolidates with, or merges with or into, Holdings, Reliant Coinvestment
Partners, L.P. or either of the Reliant Partners Entities; (g) Holdings, Reliant Coinvestment Partners, L.P. or either of the Reliant Partners Entities sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of Holdings, Reliant Coinvestment Partners, L.P. or either of the Reliant Partners Entities to any Person (other than an Affiliate thereof) or (h) a Specified Change of Control. As used herein, "Beneficially Own" shall mean "beneficially own" as defined in Rules 13d-3 and
 ----------------
13d-5 of the Securities and Exchange Act of 1934, as amended, or any successor provision thereto.

          "Chase  Bank  of Texas":  Chase Bank of Texas, National Association.
           ---------------------

          "Closing  Date":    the  date  on which the conditions precedent set
           -------------
forth in Section 5.1 shall have been satisfied, which date is January 28, 1998.

          "Code":   the Internal Revenue Code of 1986, as amended from time to
           ----
time.

          "Collateral":    all  Property  of  the  Loan  Parties, now owned or
           ----------
hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commitment":   as to any Lender, the sum of the Tranche A Term Loan
           ----------
Commitment, the Tranche B Term Loan Commitment and the Revolving Credit Commitment of such Lender.

          "Commitment  Fee  Rate":  1/2 of 1% per annum; provided, that on and
           ---------------------                         --------
after the first Adjustment Date occurring after the completion of the fiscal quarter of the Borrower ended September 30, 1998, the Commitment Fee Rate will be determined pursuant to the Pricing Grid.

          "Commonly  Controlled  Entity":    an  entity,  whether  or  not
           ----------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "Compliance  Certificate":    a  certificate  duly  executed  by  a
           -----------------------
Responsible  Officer  substantially  in  the  form  of  Exhibit  B-1.

          "Confidential Information Memorandum":  the Confidential Information
           -----------------------------------
Memorandum  dated  January  1998  and  furnished  to  the  Lenders.

          "Consolidated Current Assets":  at any date, all amounts (other than
           ---------------------------
cash and Cash Equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.

          "Consolidated  Current Liabilities":  at any date, all amounts which
           ---------------------------------
would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Borrower and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Credit Loans or Swing Line Loans to the extent otherwise included therein.

          "Consolidated  EBITDA":  for any period, Consolidated Net Income for
           --------------------
such  period plus, without duplication and to the extent reflected as a charge
             ----
in  the  statement of such Consolidated Net Income for such period, the sum of
(a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) to the extent deducted in determining such Consolidated Net Income, expenses relating to payments pursuant to the George Group Consulting Agreements, not to exceed $3,500,000, in any fiscal year of the Borrower, (f) to the extent deducted in determining such Consolidated Net Income, cash expenses relating to the planned closure and consolidation referred to in the Confidential Information Memorandum of certain facilities of the Borrower, not to exceed $3,500,000 in the aggregate,
(g) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (h) any other non-cash charges, and minus, to the extent included in the statement of such
               -----
Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis.

          "Consolidated  Interest  Coverage Ratio":  for any period, the ratio
           --------------------------------------
of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

          "Consolidated  Interest  Expense":    for any period, total interest
           -------------------------------
expense (including that attributable to Capital Lease Obligations) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements to the extent such net costs are allocable to such period in accordance with GAAP) but excluding amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans).

          "Consolidated  Leverage  Ratio":    as at any date, the ratio of (a)
           -----------------------------
Consolidated  Net  Total  Debt on such date to (b) Consolidated EBITDA for the most recent period of four fiscal quarters (or if less, the number of full fiscal quarters subsequent to the Closing Date); provided that for purposes of
                                                 --------
calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period, the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries during such period shall be included on a pro forma basis for
                                                           --- -----
such period (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.

          "Consolidated  Net  Income":    for any period, the consolidated net
           -------------------------
income (or loss) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be
                                                  --------
excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary and (d) any extraordinary or non recurring items, as determined in accordance with GAAP.

          "Consolidated Net Total Debt":  at any date, the aggregate principal
           ---------------------------
amount of all Indebtedness of the Borrower and its Subsidiaries at such date, net of the average cash and Cash Equivalents maintained by the Borrower and its Subsidiaries during the prior three month period, all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated  Net Worth":  at any date, all amounts which would, in
           -----------------------
conformity with GAAP, be included on a consolidated balance sheet of the Borrower and its Subsidiaries under stockholders' equity at such date.

          "Consolidated  Working  Capital":    at  any  date,  the  excess  of
           ------------------------------
Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

          "Contractual  Obligation":    as to any Person, any provision of any
           -----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

          "Control  Group":  Keystone,  Inc.,  a  Texas  corporation, Oak Hill
           --------------
Partners, Inc., a New York corporation, FW Strategic Partners, L.P., a Delaware limited partnership, Arbor Investors, L.L.C., a Delaware limited liability company, Group 31, Inc., a Texas corporation, and FW Group Gen Par, Inc., a Texas corporation, together with the respective Affiliates of such entities on the Closing Date and the respective Permitted Transferees of any of such entities or such Affiliates anytime thereafter.

          "Default":  any of the events specified in Section 8, whether or not
           -------
any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Dilution  Factors":   with respect to the Borrower and its Domestic
           -----------------
Subsidiaries, at any date, the aggregate dollar amount equal to the sum of (a) any credit memos, adjustments, returns, and allowances (such as co-op advertising, volume rebate incentives), (b) cash discounts, (c) bad debt write-offs and (d) other non-cash credits.

          "Dilution  Ratio":    at  any  date,  the  amount  (expressed  as  a
           ---------------
percentage) equal to the result of (a) the aggregate amount of the Dilution Factors for the twelve most recently ended fiscal months divided by (b) total
                                                          ----------
gross credit sales of the Borrower and its Domestic Subsidiaries, net of intercompany sales, for such twelve fiscal months.

          "Dilution  Reserve":  at any date, the amount equal to the result of
           -----------------
(a) the Dilution Ratio multiplied by (b) the amount of Eligible Receivables on
                       -------------
such  date.

          "Disposition":   with respect to any Property, any sale, lease, sale
           -----------
and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.
                  -------        -----------

          "Documentation  Agent":  as  defined  in  the  preamble  hereto.
           --------------------

          "Dollars"  and "$":  dollars in lawful currency of the United States
           -------        -
of  America.

          "Domestic  Subsidiary":    any  Subsidiary of the Borrower organized
           --------------------
under  the  laws  of  any  jurisdiction  within  the United States of America.

          "Dormant  Subsidiaries":  each  of  the Subsidiaries of the Borrower
           ---------------------
which  is  listed  as  a  Dormant Subsidiary on Schedule 4.15 attached hereto.

          "ECF  Percentage":  75%; provided, that, with respect to each fiscal
           ---------------         --------
year of the Borrower ending on or after April 2, 1999, the ECF Percentage shall be reduced to 50% if the Consolidated Leverage Ratio as of the last day of such fiscal year less than 4.0 to 1.0.

          "Eligible  Inventory":  inventory  of  the  Borrower  or  any of its
           -------------------
Domestic Subsidiaries (but only to the extent that such inventory is Collateral hereunder and is subject to a first priority perfected Lien in favor of the Administrative Agent for the ratable benefit of the Lenders), which are and at all times shall continue to be acceptable to the Administrative Agent in all respects. Standards of eligibility for inventory may be fixed and revised from time to time solely by the Administrative Agent in the Administrative Agent's exclusive judgment with thirty days prior notice by the Administrative Agent to the Borrower. In general, without limiting the foregoing, inventory shall in no event be considered as Eligible Inventory without complying with the following requirements: (a) such inventory shall be valued in accordance with GAAP and excludes LIFO reserves and general ledger reserves for shrink or obsolescence and shall be owned by the Borrower or any of its Domestic Subsidiaries; (b) such inventory is in good condition, meets all standards imposed by any Governmental Authority having regulatory authority over it, is not obsolete, is not repair or replacement parts for machinery and equipment, does not include burden or manufacturing overhead components, does not include any profits or transfer price additions charged or accrued in connection with transfers of such inventory between the Borrower and its Domestic Subsidiaries or among the Domestic Subsidiaries of the Borrower, is not returned or damaged, is not scrap or remnants inventory, is not packaging or shipping supplies or materials and is currently usable in the manufacturing process or saleable in the normal course of business of the Borrower or any of its Domestic Subsidiaries; (c) such inventory is not in the possession of or control of any warehouseman, bailee, or any agent or processor for or customer of the Borrower or any of its Subsidiaries, unless such warehouseman, bailee, agent, processor, or customer has subordinated any Lien it may claim therein pursuant to a written subordination agreement reasonably acceptable to Administrative Agent; (d) except for inventory being shipped to a customer of the Borrower or any of its Domestic Subsidiaries (so long as such inventory is in control of, and is being shipped by, the Borrower or any of its Domestic Subsidiaries), such inventory must not be in transit and must be housed or stored in the United States at a location owned or leased by the Borrower or any of its Domestic Subsidiaries; (e) if such inventory is housed or stored at a location which is leased, and not owned by the Borrower or any of its Domestic Subsidiaries, the owner of such leased facility shall have subordinated or waived any Lien it may claim against such inventory, whether contractual or statutory, to the Lien which the Administrative Agent holds against such inventory for the ratable benefit of the Lenders pursuant to a written subordination or waiver agreement acceptable to the Administrative Agent in all respects, provided that during the
                                                    --------
six-month period immediately following the Closing Date such subordination and waiver shall not be required for inventory housed or stored at the facility of the Borrower and its Subsidiaries located in South Hackensack, New Jersey; (f) such inventory must be adequately insured to the reasonable satisfaction of the Administrative Agent pursuant to insurance coverage fulfilling the requirements of Section 6.5 and of the Security Documents; and (g) the Administrative Agent has not deemed such inventory ineligible because the Administrative Agent reasonably considers the value thereof to be impaired or its ability to realize such value to be insecure. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, no inventory of any Dormant Subsidiary or any Subsidiary of the Borrower created or acquired after the Closing Date (including any Subsidiary acquired pursuant to Section 7.4(c)) shall be included within Eligible Inventory for purposes hereof, unless and until the Administrative Agent shall have conducted a field examination (at the Borrower's cost and expense) of such Subsidiary's books, records and operations in order to reasonably satisfy the Administrative Agent that the inventory components of such Subsidiary generally satisfy the above-described standards of eligibility.

          "Eligible  Receivables":  as  at  any date of determination thereof,
           ---------------------
Receivables created by the Borrower or any of its Domestic Subsidiaries (but only to the extent that such Receivables are Collateral hereunder and are subject to a first priority perfected Lien in favor of the Administrative Agent for the ratable benefit of the Lenders) in the ordinary course of business arising out of the sale of goods or rendering of services by the Borrower or such Domestic Subsidiary, which are and at all times shall continue to be acceptable to the Administrative Agent in all respects. Standards of eligibility for Receivables may be fixed and revised from time to time solely by the Administrative Agent in the Administrative Agent's exclusive judgment with thirty days prior notice by the Administrative Agent to the Borrower. In general, without limiting the foregoing, an Eligible Receivable must comply with all of the following requirements: (a) all payments due on the Receivable have been billed and invoiced in a timely fashion and in the normal course of business; (b) no payment is outstanding on the Receivable for more than 90 days after the date of invoice or is more than 60 days past due (to be reduced by the net credit balances within these categories); (c) the payments due on 50% or more of all Receivables owing to the Borrower and its Subsidiaries by the applicable account debtor are less than 90 days past the date of invoice; (d) the total Receivables owing to the Borrower and its Subsidiaries by the applicable account debtor constitute 10% or less of the aggregate Receivables owing to the Borrower and its
Subsidiaries by all account debtors, or if the total Receivables of the applicable account debtor exceed 10% of the aggregate of all Receivables owing to the Borrower and its Subsidiaries by all account debtors, the Receivables of the applicable account debtor up to such 10% limit shall be deemed to constitute Eligible Receivables (subject to compliance with all other applicable standards of eligibility) and the Receivables of the applicable account debtor exceeding such 10% limit shall be included within Eligible Receivables (subject to compliance with all other applicable standards of eligibility) only if the Receivables exceeding such 10% limit are backed or secured by credit insurance or a guarantee issued by a bank reasonably satisfactory to the Administrative Agent in all respects and such credit insurance or such guarantee has been assigned to or issued in favor of, as the case may be, the Administrative Agent upon terms acceptable to the Administrative Agent in its discretion; (e) the Receivable is free and clear of all security interests, liens, charges and encumbrances of any nature whatsoever (except for the Lien in favor of the Administrative Agent); (f) the Receivable arose from a completed, outright and lawful sale of goods, to which title has passed to the applicable account debtor on an absolute sales basis, or from the rendering of services by or on behalf of the Borrower or any such Domestic Subsidiary; (g) the Receivable constitutes an "account" within the meaning of the Uniform Commercial Code of the state in which the Borrower's or such Domestic Subsidiary's principal offices are located; (h) the Receivable does not arise out of a bill and hold, sale-or-return, consignment, memo, progress billing, promotional, sample or trial basis, C.O.D. or cash in advance arrangement or is subject to any setoff, contra (any amount for which there is an offsetting liability from the Borrower or any of its Subsidiaries), offset, deduction, dispute, chargeback, credit, counterclaim, subject to retainage or holdbacks of any type or other defense arising out of the transactions represented by the Receivable or independently thereof; (i) the applicable account debtor has finally accepted the goods or services from the sale out of which the Receivable arose and has not objected to such account debtor's liability thereon or returned, rejected or repossessed any of such goods, except for complaints made or goods returned in the ordinary course of business for which, in the case of goods returned, goods of equal or greater value have been shipped in return; (j) the applicable account debtor is not any Governmental Authority, unless there has been compliance satisfactory to the Administrative Agent in all respects with the Assignment of Claims Act or similar state statutes; (k) the applicable account debtor is not an Affiliate of the Borrower or any of its Subsidiaries or an employee, officer, sales representative, agent or shareholder thereof; (l) the account debtor must be located in the United States, except for Receivables insured or backed by credit insurance or a letter of credit in form and substance acceptable to the Administrative Agent in all respects; (m) the Receivable complies with all material Requirements of Law (including without limitation, all usury laws, fair credit reporting and billing laws, fair debt collection practices and rules, and regulations relating to truth in lending and other similar matters); (n) the Receivable is in full force and effect and constitutes a legal, valid and binding obligation of the applicable account debtor enforceable in accordance with the terms thereof; (o) the Receivable is denominated in and provides for payment by the applicable account debtor in Dollars; (p) the Receivable has not been and is not required to be charged or written off as uncollectible in accordance with GAAP; (q) if the Receivable is owing by an account debtor for which the Borrower or the applicable Domestic Subsidiary must have filed a "Notice of Business Activities Report" or similar report in a state or states where failure to comply with such filing of notice precludes bringing suit against the applicable account debtor, the Borrower or the applicable Domestic Subsidiary must have filed such requisite activities report or other similar report and otherwise be in full compliance with such Requirement of Law; and (r) if the Receivable arises out of a "backhauling" arrangement, such Receivable shall be only included within Eligible Receivables (subject to compliance with all other applicable standards of eligibility) to the extent that the aggregate amount of all other Eligible Receivables arising out of "backhauling" arrangements does not exceed $500,000. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, no Receivables of any Dormant Subsidiary or any Subsidiary of the Borrower created or acquired after the Closing Date (including any Subsidiary acquired pursuant to Section 7.4(c)) shall be included within Eligible Receivables for purposes hereof, unless and until the Administrative Agent shall have conducted a field examination (at the Borrower's cost and expense) of such Subsidiary's books, records and operations in order to reasonably satisfy the Administrative Agent that the Receivables of such Subsidiary generally satisfy the above-described standards of eligibility.

          "Environmental Laws":  any and all laws, rules, orders, regulations,
           ------------------
statutes, ordinances, guidelines, codes or decrees of the United States or any other nation, or any state, local, municipal or other Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "Environmental  Permits":    any  and  all  permits,  licenses,
           ----------------------
registrations, approvals, notifications, exemptions and any other authorization required under any Environmental Law.

          "ERISA":    the  Employee Retirement Income Security Act of 1974, as
           -----
amended  from  time  to  time.

          "Eurocurrency  Reserve  Requirements":   for any day as applied to a
           -----------------------------------
Eurodollar  Loan,  the  aggregate  (without  duplication) of the maximum rates
(expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

          "Eurodollar  Base  Rate":    with  respect  to  each day during each
           ----------------------
Interest Period pertaining to a Eurodollar Loan, the rate per annum at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

          "Eurodollar  Loans":  Loans the rate of interest applicable to which
           -----------------
is  based  upon  the  Eurodollar  Rate.

          "Eurodollar  Rate":    with respect to each day during each Interest
           ----------------
Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):


                           Eurodollar  Base  Rate
                    -----------------------------------
               1.00  -  Eurocurrency  Reserve  Requirements

          "Eurodollar Tranche":  the collective reference to Eurodollar Loans
            ------------------
the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Event  of  Default":    any  of  the events specified in Section 8,
           ------------------
provided  that any requirement for the giving of notice, the lapse of time, or
--------
both,  has  been  satisfied.

          "Excess  Cash  Flow":    for  any  fiscal  year of the Borrower, the
           ------------------
excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, (iv) an amount equal to the aggregate net non-cash loss on the Disposition of Property by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income and (v) the net increase during such fiscal year (if any)  in  deferred  tax  accounts  of  the  Borrower over (b) the sum, without
                                                     ----
duplication, of (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures), (iii) the aggregate amount of all prepayments of Revolving Credit Loans and Swing Line Loans during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Credit Commitments and all optional prepayments of the Term Loans during such fiscal year, (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including, without limitation, the Term Loans) of the Borrower and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (v) increases in Consolidated Working Capital for such fiscal year, (vi) an amount equal to the aggregate net non-cash or cash gain on the Disposition of Property by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income,
(vii) the net decrease during such fiscal year (if any) in deferred tax accounts of the Borrower (viii) the amount actually paid by the Borrower and its Subsidiaries in cash during such fiscal year on account of restructuring charges in connection with the Acquisition, not to exceed $1,500,000 in the aggregate and (ix) to the extent not deducted in determining Consolidated Net Income for such year, the amount actually paid by the Borrower and its Subsidiaries in cash during such fiscal year on account of contingent liabilities in connection with the purchase of assets of USA Windowman, Inc. in May, 1997, not to exceed $1,800,000 in the aggregate.

          "Excess Cash Flow Application Date":  as defined in Section 2.12(c).
           ---------------------------------

          "Excluded  Foreign Subsidiaries":  any Foreign Subsidiary in respect
           ------------------------------
of which either (i) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (ii) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower.

          "Existing Credit Facilities":  each of (a) the Credit Agreement made
           --------------------------
and entered into as of May 9, 1997 by and among the Borrower, the financial institutions party thereto and The Chase Manhattan Bank, as agent for such financial institutions and (b) the Credit Facility and Security Agreement, dated December 18, 1996, by and among Alpine Industries, Inc., Care Free Aluminum Products, Inc., Ultra Building Systems, Inc. and KeyBank National Association.

          "Facility":  each of (a) the Tranche A Term Loan Commitments and the
           --------
Tranche A Term Loans made thereunder (the "Tranche A Term Loan Facility"), (b)
                                           ----------------------------
the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the "Tranche B Term Loan Facility") and (c) the Revolving Credit
                   ----------------------------
Commitments  and  the  extensions  of  credit  made thereunder (the "Revolving
                                                                     ---------
Credit  Facility").
----------------

          "Federal  Funds  Effective Rate":  for any day, the weighted average
           ------------------------------
of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Reference Lender from three federal funds brokers of recognized standing selected by it.

          "Foreign  Subsidiary":  any Subsidiary of the Borrower that is not a
           -------------------
Domestic  Subsidiary.

          "Funded  Debt":    as to any Person, all Indebtedness of such Person
           ------------
that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including, without limitation, all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

          "Funding  Office":  the office of the Administrative Agent set forth
           ---------------
in  Section  10.2.

          "GAAP":    generally  accepted  accounting  principles in the United
           ----
States  of America as in effect from time to time, except that for purposes of
Section 7.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to Section 4.1(b). In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission (or successors thereto or agencies with similar functions).

          George  Group  Consulting  Agreements":  (a) that certain consulting
          -------------------------------------
agreement dated on or about the Closing Date, by and between George Group, Inc. and the Borrower, (b) any and all additional consulting agreements entered into by and between George Group, Inc. and the Borrower or any of the Borrower's Subsidiaries after the Closing Date, in connection with any acquisition, consolidation or merger permitted by Section 7.4(c) (so long as only one such consulting agreement is entered into by and between George Group, Inc. and the Borrower or the applicable Subsidiary for each such acquisition, consolidation or merger), and (c) any and all extensions, modifications and amendments of any of such consulting agreements each of which consulting agreements, additional consulting agreements, and extensions, modifications and amendments thereof shall be reasonably satisfactory to the Administrative Agent of the time of execution thereof; provided, however, that
                                                       --------  -------
in no event shall (i) the term of such consulting agreement dated on or about the Closing Date be extended beyond thirty-six (36) months after the Closing Date or (ii) all of the payments (including reimbursements of expenses) made and to be made by the Borrower and its Subsidiaries under such consulting agreement dated on or about the Closing Date exceed $4,500,000 in the aggregate or (iii) all of the payments including reimbursements of expenses) made and to be made by the Borrower or its applicable Subsidiary under any such consulting agreement entered into after the Closing Date exceed 7% of the aggregate purchase price of the acquisition, consolidation or merger giving rise to such consulting agreement.

          "Governmental  Authority":    any nation or government, any state or
           -----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, the National Association of Insurance Commissioners).

          "Guarantee  and Collateral Agreement":  the Guarantee and Collateral
           -----------------------------------
Agreement to be executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

          "Guarantee  Obligation":    as  to  any  Person  (the  "guaranteeing
           ---------------------                                  ------------
person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor")
       -------------------                                   ---------------
in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include
--------   -------
endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Guarantors":    the  collective  reference  to  Holdings  and  the
           ----------
Subsidiary  Guarantors.

          "Holdings":    RBPI  Holding  Corporation,  a  Delaware corporation.
           --------

          "Indebtedness":  of any Person at any date, without duplication, (a)
           ------------
all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock (other than common stock) of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (j) for the purposes of Section 8(e) only, all obligations of such Person in respect of Interest Rate Protection Agreements and (k) the liquidation value of any preferred Capital Stock of such Person or its Subsidiaries held by any Person other than such Person and its Wholly Owned Subsidiaries.

          "Independent Financial Advisor": a nationally recognized accounting,
           -----------------------------
appraisal, investment banking firm or consultant that is, in the judgment of the Borrower's Board of Directors, qualified to perform the task for which it has been engaged (a) which does not, and whose directors, officers and employees or affiliates do not, have a direct or indirect financial interest in the Borrower or any of its Subsidiaries and (b) which, in the judgment of the Board of Directors of the Borrower, is otherwise independent and qualified to perform the task for which it is to be engaged.

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
that  such  Plan  is  insolvent  within  the meaning of Section 4245 of ERISA.

          "Insolvent":    pertaining  to  a  condition  of  Insolvency.
           ---------

          "Intellectual  Property":    the collective reference to all rights,
           ----------------------
priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Interest Payment Date":  (a) as to any Base Rate Loan, the last day
           ---------------------
of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof.

          "Interest  Period":    as to any Eurodollar Loan, (a) initially, the
           ----------------
period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that,
                                                                --------
all of the foregoing provisions relating to Interest Periods are subject to the following:

                    (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                    (ii) any Interest Period that would otherwise extend beyond the Scheduled Revolving Credit Termination Date or beyond the date final payment is due on the Tranche A Term Loan or the Tranche B Term Loans, as the case may be, shall end on the Revolving Credit Termination Date or such due date, as applicable;

                    (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                    (iv) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "Interest  Rate Protection Agreement":  any interest rate protection
           -----------------------------------
agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, to or under which the Borrower or any of its Subsidiaries is a party or a beneficiary on the date hereof or becomes a party or a beneficiary after the date hereof.

          "Issuing Lender":  Chase Bank of Texas, in its capacity as issuer of
           --------------
any  Letter  of  Credit.

          "L/C  Commitment":    $12,000,000.
           ---------------

          "L/C Fee Payment Date":  the last day of each March, June, September
           --------------------
and  December  and  the  last  day  of the Revolving Credit Commitment Period.

          "L/C  Obligations":   at any time, an amount equal to the sum of (a)
           ----------------
the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

          "L/C  Participants":   the collective reference to all the Revolving
           -----------------
Credit  Lenders  other  than  the  Issuing  Lender.

          "Letters  of  Credit":    as  defined  in  Section  3.1(a).
           -------------------

          "Lien":    any  mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "Loan":    any  loan  made by any Lender pursuant to this Agreement.
           ----

          "Loan  Documents":    this Agreement, the Security Documents and the
           ---------------
Notes.

          "Loan  Parties":   Holdings, the Borrower and each Subsidiary of the
           -------------
Borrower  which  is  a  party  to  a  Loan  Document.

          "Majority  Facility  Lenders":    with  respect to any Facility, the
           ---------------------------
holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments).

          "Majority Revolving Credit Facility Lenders":  the Majority Facility
           ------------------------------------------
Lenders  in  respect  of  the  Revolving  Credit  Facility.

          "Material  Adverse  Effect":    a material adverse effect on (a) the
           -------------------------
Acquisition, (b) the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "Material  Environmental Amount":  an amount payable by the Borrower
           ------------------------------
and/or its Subsidiaries in excess of $1,500,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

          "Materials  of  Environmental  Concern":   any gasoline or petroleum
           -------------------------------------
(including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

          "Mortgaged  Properties":    the  real  properties listed on Schedule
           ---------------------
1.1B, as to which the Administrative Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages.

          "Mortgages":    each of the mortgages and deeds of trust made by any
           ---------
Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit D (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded), as the same may be amended, supplemented or otherwise modified from time to time.

          "Multiemployer  Plan":    a  Plan  which  is a multiemployer plan as
           -------------------
defined  in  Section  4001(a)(3)  of  ERISA.

          "Net  Amount  of  Eligible  Receivables":  at  any  time,  without
           --------------------------------------
duplication,  the  gross amount of Eligible Receivables at such time less each
                                                                     ----
of the following items: (a) returns, discounts, claims, credits and allowances of any nature asserted or taken by account debtors of the Borrower or any of its Subsidiaries (to the extent the same are included in Receivables); (b) the amount of the service expense portion of the warranty reserve established for field-related warranty expenditures for repair and replacement of the Borrower and its Subsidiaries (determined in accordance with GAAP); and (c) the amount of Dilution Reserve then in effect.

          "Net  Cash  Proceeds":  (a) in connection with any Asset Sale or any
           -------------------
Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

          "Non-Excluded  Taxes":    as  defined  in  Section  2.20(a).
           -------------------

          "Non-U.S.  Lender":    as  defined  in  Section  2.20(d).
           ----------------

          "Notes":  the collective reference to any promissory note evidencing
           -----
Loans.

          "Obligations":   the unpaid principal of and interest on (including,
           -----------
without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender (or, in the case of Interest Rate Protection Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Interest Rate Protection Agreement entered into with any Lender or any affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

          "Other  Taxes":   any and all present or future stamp or documentary
           ------------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

          "Participant":    as  defined  in  Section  10.6(b).
           -----------

          "Payment  Office":  the office of the Administrative Agent set forth
           ---------------
in  Section  10.2.

          "PBGC":    the  Pension  Benefit  Guaranty  Corporation  established
           ----
pursuant  to  Subtitle  A  of  Title  IV  of  ERISA  (or  any  successor).

          "Permitted  Acquisition":    as  defined  in  Section  7.4(c).
           ----------------------

          "Permitted  Affiliate  Sale  of  Receivables": any sale, assignment,
           -------------------------------------------
transfer or other disposition by the Borrower or any of its Subsidiaries to any of their respective Affiliates of any Receivables which do not constitute Eligible Receivables, so long as (a) the consideration received by the Borrower or the applicable Subsidiary upon the disposition of the applicable Receivables is approximately equivalent to the original invoice amount(s) giving rise to such Receivables and (b) the aggregate amount of such sales, assignments, transfers or other dispositions from the Closing Date do not exceed $5,000,000.

          "Permitted  Affiliate  Transactions":  any  of  the  following:  (a)
           ----------------------------------
transactions with or among the Borrower and any Wholly Owned Subsidiary Guarantor; (b) customary directors' fees, customary directors' indemnifications and similar arrangements for directors and officers of the Borrower or any of its Subsidiaries entered into in the ordinary course of business, together with any payments made under any such indemnification arrangements; (c) the issuance and sale by the Borrower to its shareholders of additional Capital Stock; (d) any payment or distribution made pursuant to any applicable Restricted Payment Exception; (e) loans and advances to officers, directors and employees of the Borrower or any of its Subsidiaries for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business; (f) loans and advances to officers, directors and employees of the Borrower or any of its Subsidiaries for purchases of the Capital Stock of Holdings, so long as the amount of such loans and advances do not exceed $750,000 in the aggregate; (g) the incurrence of intercompany Indebtedness permitted pursuant to Section 7.2(b); (h) that certain tax sharing arrangement entered into as of the Closing Date by and among the Borrower and each of its Subsidiaries, which shall be reasonably satisfactory to the Administrative Agent; (i) the George Group Consulting Agreements and, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any payment pursuant to the terms thereof; (j) any Permitted Affiliate Sale of Receivables; and (k) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, the purchase, redemption or other acquisition for value by the Borrower or any of its Subsidiaries of any Capital Stock of the Borrower or any of its Subsidiaries held by officers, employees, former officers or former employees of the Borrower or any of its Subsidiaries (or the estates or beneficiaries of such officers, employees, former officers or former employees) upon death, disability, retirement or termination of employment, or dividends by the Borrower to Holdings to effect the same in respect of any Capital Stock of Holdings or any direct or indirect equity interest of Reliant Partners, so long as the amount of such purchases, redemptions, acquisitions or dividends do not, in the aggregate, exceed $2,000,000.

          "Permitted  Transferees":  with  respect  to any Person:  (a) in the
           ----------------------
case of any Person who is a natural person, such individual's spouse or children, any trust for such individual's benefit or the benefit of such individual's spouse or children, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such natural Person or such individual's spouse or children or any trust for the benefit of such Persons; (b) in the case of any Person who is a natural person, the heirs, beneficiaries, executors, administrators or personal representatives of such natural Person upon the death of such Person or upon the incompetency or disability of such Person for purposes of the protection and management of such individual's assets; and (c) in the case of any Person who is not a natural Person, any Affiliate of such Person.

          "Person":    an  individual,  partnership,  corporation,  limited
           ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan":    at  a particular time, any employee benefit plan which is
           ----
covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pricing  Grid":    the  pricing  grid  attached  hereto as Annex A.
           -------------

          "Pro  Forma  Balance  Sheet":    as  defined  in  Section  4.1(a).
           --------------------------

          "Projections":    as  defined  in  Section  6.2(e).
           -----------

          "Proper  Form":  in  form  and  substance  satisfactory  to  the
           ------------
Administrative  Agent.

          "Properties":    the  facilities  and  properties  owned,  leased or
           ----------
operated  by  Holdings,  the  Borrower  or  any  of  its  Subsidiaries.

          "Property":    any  right  or interest in or to property of any kind
           --------
whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

          "Receivables":  all of the accounts, instruments, documents, chattel
           -----------
paper and general intangibles of the Borrower or any of its Subsidiaries, whether secured or unsecured, whether now existing or hereafter created or arising, and whether or not specifically assigned to the Administrative Agent for the ratable benefit of the Lenders.

          "Recovery  Event":    any settlement of or payment in respect of any
           ---------------
property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries.

          "Reference  Lender":    Chase  Bank  of  Texas.
           -----------------

          "Refunded  Swing  Line  Loans":    as  defined  in  Section  2.7(b).
           ----------------------------

          "Refunding  Date":    as  defined  in  Section  2.7(c).
           ---------------

          "Register":    as  defined  in  Section  10.6(d).
           --------

          "Regulation G":  Regulation G of the Board as in effect from time to
           ------------
time.

          "Regulation U":  Regulation U of the Board as in effect from time to
           ------------
time.

          "Reimbursement  Obligation":    the  obligation  of  the Borrower to
           -------------------------
reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

          "Reliant Partners Entities": Reliant Partners, L.P., a Texas limited
           -------------------------
partnership,  and  Reliant  Partners  II,  L.P.,  a Texas limited partnership.

          "Reorganization":    with  respect  to  any  Multiemployer Plan, the
           --------------
condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable  Event":  any of the events set forth in Section 4043(b)
           -----------------
of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg.
Section 4043.

          "Required  Lenders":   the holders of more than 50% of (a) until the
           -----------------
Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans and (ii) the Total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit.

          "Required  Prepayment  Lenders":    the Majority Facility Lenders in
           -----------------------------
respect  of  each  Facility.

          "Requirement  of  Law":    as  to  any  Person,  the  Certificate of
           --------------------
Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Responsible  Officer":    any  president,  vice  president,  chief
           --------------------
financial officer, treasurer or assistant treasurer of the Borrower, but in any event, with respect to financial matters, the chief financial officer, treasurer or assistant treasurer of the Borrower.

          "Restricted  Payment  Exception":    as  defined  in Section 7.6(b).
           ------------------------------

          "Revolving Credit Availability":  at any time an amount equal to the
           -----------------------------
excess, if any, of (a) the lesser at such time of (i) the Total Revolving Credit Commitments (as such amount may be reduced in accordance with the provisions of this Agreement) and (ii) the Borrowing Base, over (b) the Total
                                                            ----
Revolving  Credit  Extensions.

          "Revolving  Credit Commitment":  as to any Lender, the obligation of
           ----------------------------
such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1.1A, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Credit Commitments is $40,000,000.

          "Revolving Credit Commitment Period":  the period from and including
           ----------------------------------
the  Closing  Date  to  the  Revolving  Credit  Termination  Date.

          "Revolving Credit Lender":  each Lender which has a Revolving Credit
           -----------------------
Commitment  or  which  has  made  Revolving  Credit  Loans.

          "Revolving  Credit  Loans":    as  defined  in  Section  2.4.
           ------------------------

          "Revolving Credit Percentage":  as to any Revolving Credit Lender at
           ---------------------------
any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

          "Revolving  Credit  Termination  Date":    the  earlier  of  (a) the
           ------------------------------------
Scheduled Revolving Credit Termination Date and (b) the date on which the Tranche A Term Loans shall be paid in full.

          "Revolving Extensions of Credit":  as to any Revolving Credit Lender
           ------------------------------
at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such Lender's Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.

          "Scheduled  Revolving  Credit Termination Date":  December 31, 2003.
           ---------------------------------------------

          "Security Documents":  the collective reference to the Guarantee and
           ------------------
Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

          "Seller  Note":    the  RBPI  Holding  Corporation Subordinated Note
           ------------
issued by Holdings dated May 9, 1997, in a principal amount of $9,800,000 and any refinancing thereof that is subordinated to the obligations of Holdings in respect of the Guarantee and Collateral Agreement (without any advancement of the maturity date thereof).

          "Senior Subordinated Note Indenture":  the Indenture dated as of May
           ----------------------------------
9, 1997 entered into by the Borrower and certain of its Subsidiaries in connection with the issuance of the Senior Subordinated Notes, at a par value of $70,000,000 in aggregate principal amount, together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.9.

          "Senior Subordinated Notes":  the subordinated notes of the Borrower
           -------------------------
issued  pursuant  to  the  Senior  Subordinated  Note  Indenture.

          "Single  Employer  Plan":   any Plan which is covered by Title IV of
           ----------------------
ERISA,  but  which  is  not  a  Multiemployer  Plan.

          "Slow  Moving  Reserve":    with  respect  to  the  Borrower and its
           ---------------------
Domestic Subsidiaries, at any date, the amount equal to the result of (a) 3% (this percentage will be reviewed by the Administrative Agent on an annual basis and adjusted based upon appropriate monitoring of excess, slow-moving and obsolete inventory items) multiplied by (b) the amount of Eligible
                                  --------------
Inventory  at  such  date.

          "Solvent":   when used with respect to any Person, means that, as of
           -------
any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "Specified  Change of Control":  a "Change of Control" as defined in
           ----------------------------
the  Senior  Subordinated  Note  Indenture.

          "Subordinated  Indebtedness":    with  respect  to  the  Borrower,
           --------------------------
Indebtedness subordinated in right of payment to the Obligations on terms satisfactory to and approved in writing by the Administrative Agent in its discretion, together with any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof). For purposes hereof, Indebtedness in respect of the Senior Subordinated Notes shall be deemed to be Subordinated Indebtedness.

          "Subsidiary":  as to any Person, a corporation, partnership, limited
           ----------
liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "Subsidiary  Guarantor":  each Subsidiary of the Borrower other than
           ---------------------
any  Excluded  Foreign  Subsidiary.

          "Swing Line Commitment":  the obligation of the Swing Line Lender to
           ---------------------
make Swing Line Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed $5,000,000.

          "Swing  Line  Lender":   Chase Bank of Texas, in its capacity as the
           -------------------
lender  of  Swing  Line  Loans.

          "Swing  Line  Loans":    as  defined  in  Section  2.6.
           ------------------

          "Swing  Line  Participation  Amount":    as  defined in Section 2.7.
           ----------------------------------

          "Target":    as  defined  in  the  recitals  hereto.
           ------

          "Term Loan Lenders":  the collective reference to the Tranche A Term
           -----------------
Loan  Lenders  and  the  Tranche  B  Term  Loan  Lenders.

          "Term  Loans":  the collective reference to the Tranche A Term Loans
           -----------
and  Tranche  B  Term  Loans.

          "Total  Revolving  Credit  Commitments":  at any time, the aggregate
           -------------------------------------
amount  of  the  Revolving  Credit  Commitments  at  such  time.

          "Total  Revolving Extensions of Credit":  at any time, the aggregate
           -------------------------------------
amount of the Revolving Extensions of Credit of the Revolving Credit Lenders at such time.

          "Tranche  A  Term  Loan":    as  defined  in  Section  2.1.
           ----------------------

          "Tranche  A Term Loan Commitment":  as to any Lender, the obligation
           -------------------------------
of such Lender, if any, to make a Tranche A Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche A Term Loan Commitment" opposite such Lender's name on
Schedule 1.1A. The original aggregate amount of the Tranche A Term Loan Commitments is $40,000,000.

          "Tranche  A  Term  Loan  Lender":  each Lender which has a Tranche A
           ------------------------------
Term  Loan  Commitment  or  which  has  made  a  Tranche  A  Term  Loan.

          "Tranche  A Term Loan Percentage":  as to Tranche A Term Loan Lender
           -------------------------------
at any time, the percentage which such Lender's Tranche A Term Loan Commitment then constitutes of the aggregate Tranche A Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Term Loans then outstanding).

          "Tranche  B  Term  Loan":    as  defined  in  Section  2.1.
           ----------------------

          "Tranche B Term Loan Commitment":  as to Tranche B Term Loan Lender,
           ------------------------------
the obligation of such Lender, if any, to make a Tranche B Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche B Term Loan Commitment" opposite such Lender's name on Schedule 1.1A. The original aggregate amount of the Tranche B Term Loan Commitments is $65,000,000.

          "Tranche  B  Term  Loan  Lender":  each Lender which has a Tranche B
           ------------------------------
Term  Loan  Commitment  or  which  has  made  a  Tranche  B  Term  Loan.

          "Tranche B Term Loan Percentage":  as to any Lender at any time, the
           ------------------------------
percentage which such Lender's Tranche B Term Loan Commitment then constitutes of the aggregate Tranche B Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding); provided, that
                                                                --------
solely for purposes of calculating the amount of each installment of Tranche B Term Loans (other than the last installment) payable to a Term Loan Lender pursuant to Section 2.3(b), such Term Loan Lender's Tranche B Term Loan Percentage shall be calculated without giving effect to any portion of any prior mandatory or optional prepayment attributable to such Term Loan Lender's Tranche B Term Loans which shall have been declined by such Term Loan Lender (or, in the case of any Term Loan Lender which shall have acquired its Tranche B Term Loans by assignment from another Person, by such other Person).

          "Transferee":    as  defined  in  Section  10.15.
           ----------

          "Type":    as  to  any  Loan,  its  nature  as a Base Rate Loan or a
           ----
Eurodollar  Loan.

          "Uniform Customs":  the Uniform Customs and Practice for Documentary
           ---------------
Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          "Wholly  Owned  Subsidiary":  as to any Person, any other Person all
           -------------------------
of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

          "Wholly  Owned Subsidiary Guarantor":  any Subsidiary Guarantor that
           ----------------------------------
is  a  Wholly  Owned  Subsidiary  of  the  Borrower.

          1.2    Other  Definitional Provisions Other Definitional Provisions.
                 ------------------------------ -----------------------------
(a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

          (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Holdings, the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          SECTION  2.    AMOUNT  AND  TERMS  OF  COMMITMENTS

          2.1    Term  Loan Commitments  Subject to the terms and conditions
                 ----------------------
hereof, (a) each Tranche A Term Loan Lender severally agrees to make a term loan (a "Tranche A Term Loan") to the Borrower on the
         -------------------
Closing Date in an amount not to exceed the amount of the Tranche A Term Loan Commitment of such Lender and (b) each Tranche B Term Loan Lender severally agrees to make a term loan (a "Tranche B Term Loan") to the Borrower on the
                                  -------------------
Closing Date in an amount not to exceed the amount of the Tranche B Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.

          2.2    Procedure  for  Term  Loan  Borrowing.
                 -------------------------------------
The  Borrower  shall  give  the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., Houston, Texas time, one Business Day prior to the anticipated Closing Date) requesting that the Term Loan Lenders make the Term Loans on the Closing Date and specifying the amount to be borrowed. The Term Loans made on the Closing Date shall initially be Base Rate Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:00 Noon, Houston, Texas time, on the Closing Date each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall make available to the Borrower with the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders in immediately available funds.

          2.3 Repayment of Term Loans.  (a)  The
              -----------------------
Tranche A Term Loan of each Tranche A Lender shall mature in 20 consecutive quarterly installments, commencing on June 30, 1999, each of which shall be in an amount equal to such Lender's Tranche A Term Loan Percentage multiplied by the amount set forth below opposite such installment:



Installment. . . .  Principal Amount
------------------  -----------------
June 30, 1999. . .  $         666,667
September 30, 1999            666,667
December 31, 1999.            666,666
March 31, 2000 . .          2,000,000
June 30, 2000. . .          2,000,000
September 30, 2000          2,000,000
December 31, 2000.          2,000,000
March 31, 2001 . .          2,500,000
June 30, 2001. . .          2,500,000
September 30, 2001          2,500,000
December 31, 2001.          2,500,000
March 31, 2002 . .          2,500,000
June 30, 2002. . .          2,500,000
September 30, 2002          2,500,000
December 31, 2002.          2,500,000
March 31, 2003 . .          2,500,000
June 30, 2003. . .          2,500,000
September 30, 2003          2,500,000
December 31, 2003.          2,500,000


          (b) The Tranche B Term Loan of each Tranche B Lender shall mature in 24 consecutive quarterly installments, commencing on June 30, 1998, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the amount set forth below opposite such installment:


Installment. . . .  Principal Amount
------------------  -----------------
June 30, 1998. . .  $         250,000
September 30, 1998            250,000
December 31, 1998.            250,000
March 31, 1999 . .            187,500
June 30, 1999. . .            187,500
September 30, 1999            187,500
December 31, 1999.            187,500
March 31, 2000 . .            187,500
June 30, 2000. . .            187,500
September 30, 2000            187,500
December 31, 2000.            187,500
March 31, 2001 . .            187,500
June 30, 2001. . .            187,500
September 30, 2001            187,500
December 31, 2001.            187,500
March 31, 2002 . .            187,500
June 30, 2002. . .            187,500
September 30, 2002            187,500
December 31, 2002.            187,500
March 31, 2003 . .            187,500
June 30, 2003. . .            187,500
September 30, 2003            187,500
December 31, 2003.            187,500
March 31, 2004 . .         60,500,000



              2.4   Revolving Credit Commitments.
                    ----------------------------
(a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to
                                                   ----------------------
the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Loans then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment; provided that no Revolving Credit Lender shall be
                             --------
required to make a Revolving Credit Loan to the extent that, after giving effect thereto, the Total Revolving Extensions of Credit at such time would exceed the Borrowing Base at such time. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.13, provided that no Revolving Credit
                                             --------
Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

          (b) The Borrower shall repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date.

          2.5    Procedure  for Revolving  Credit  Borrowing.
                 -------------------------------------------
The Borrower may borrow under the Revolving
Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent
                --------
irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 a.m., Houston, Texas time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Revolving Credit Loans to be borrowed,
(ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Any Revolving Credit Loans made on the Closing Date shall initially be Base Rate Loans. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that the Swing Line
                                                 --------
Lender may request, on behalf of the Borrower, borrowings under the Revolving Credit Commitments which are Base Rate Loans in other amounts pursuant to
Section 2.7. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata
                                                                      --- ----
share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 1:00 p.m., Houston Texas time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.

          2.6    Swing Line Commitment.  (a)  Subject
                 ---------------------
to the terms and conditions hereof, the Swing Line Lender agrees to make a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments from time to time during the Revolving Credit Commitment
Period  by  making  swing  line  loans  ("Swing  Line Loans") to the Borrower;
                                          -----------------
provided  that  (i)  the  aggregate  principal  amount  of  Swing  Line  Loans
--------
outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender's other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect),
(ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero, (iii) the Borrower shall not request, and the Swing Line Lender shall not make a Swing Line Loan to the extent that, after giving effect thereto, the Total Revolving Extensions of Credit at such time would exceed the Borrowing Base at such time. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by
borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only.

          (b) The Borrower shall repay all outstanding Swing Line Loans on the Revolving Credit Termination Date.

          2.7    Procedure  for  Swing Line Borrowing; Refunding of Swing Line
                 -------------------------------------------------------------
Loans.  (a)
-----
Whenever the Borrower desires that the Swing Line Lender make Swing Line Loans it shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 12:00 Noon, Houston, Texas time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Credit Commitment Period). Each borrowing under the Swing Line Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 2:00 P.M., Houston, Texas time, on the Borrowing Date specified in a notice in respect of Swing Line Loans, the Swing Line Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line Lender. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower on such Borrowing Date in immediately available funds.

          (b) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), on one Business Day's notice given by the Swing Line Lender, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan, in an amount equal to such Revolving Credit Lender's Revolving Credit Percentage of the aggregate amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date of such notice, to
       --------------------------
repay the Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., Houston, Texas time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be immediately applied by the Swing Line Lender to repay the Refunded Swing Line Loans. The Borrower irrevocably authorizes the Swing Line Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full such Refunded Swing Line Loans.

          (c) If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(b), one of the events described in
Section 8(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by
Section 2.7(b), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in
Section  2.7(b)  (the  "Refunding  Date"),  purchase  for  cash  an  undivided
                        ---------------
participating interest in an amount equal to (i) its Revolving Credit Percentage times (ii) the aggregate principal amount of Swing Line Loans then
            -----
outstanding which were to have been repaid with such Revolving Credit Loans (the "Swing Line Participation Amount").
       ----------------------------------

          (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of
                                                           --- ----
such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the
                                                --------  -------
event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

          (e) Each Revolving Credit Lender's obligation to make the Loans referred to in Section 2.7(b) and to purchase participating interests pursuant to Section 2.7(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          2.8    Repayment of Loans; Evidence of Debt.
                 ------------------------------------
(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender or Term Loan Lender, as the case may be, (i) the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8) (ii) the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8) and (iii) the principal amount of each Term Loan of such Term Loan Lender in --installments according to the amortization schedule set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.15.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Sections 2.8(b) and 10.6(d) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and
                                     ----- -----
amounts  of  the  obligations  of  the  Borrower  therein  recorded; provided,
                                                                     --------
however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, Revolving Credit Loans or Swing Line Loans, as the case may be, of such Lender, substantially in the forms of Exhibit G-1, G-2 or G-3, respectively, with appropriate insertions as to date and principal amount.

          2.9  Commitment Fees, etc.  (a)  The Borrower
               ---------------------
agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Credit Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof.

          (b) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent.

          2.10    Termination or  Reduction  of  Revolving Credit Commitments.
                  -----------------------------------------------------------
The Borrower shall have the right, upon not less than three Business Days' Notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided that no such termination or reduction of Revolving
                    --------
Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

          2.11   Optional Prepayments.  The Borrower
                 --------------------
may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.21. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans which are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

          2.12    Mandatory  Prepayments  and  Commitment Reductions.
                  --------------------------------------------------
(a) Unless the Required Prepayment Lenders shall otherwise agree, if after the Closing Date any Capital Stock shall be issued by Holdings, the Borrower or any of its Subsidiaries, or Indebtedness incurred by the Borrower or any of its Subsidiaries (excluding any Indebtedness incurred in accordance with Section 7.2 as in effect on the date of this Agreement), an amount equal to (i) 50%, in the case of such Capital Stock and (ii) 100%, in the case of such Indebtedness, of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in
Section  2.12(d).

          (b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds in an amount greater than or equal to $1,000,000 from any Asset Sale or Recovery Event then such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Revolving
Credit  Commitments  as  set  forth  in  Section  2.12(d);  provided,  that,
                                                            --------
notwithstanding the foregoing, Net Cash Proceeds not exceeding $2,750,000 in the aggregate relating to the closure and consolidation referred to in the Confidential Information Memorandum of certain of the facilities of the Borrower and its Subsidiaries shall not be required to be applied toward the repayment of the Term Loans and the reduction of the Revolving Credit Commitments; provided, further, that, notwithstanding the foregoing, the first
             --------  -------
$1,000,000 of Net Cash Proceeds received by the Borrower and its Subsidiaries since the Closing Date otherwise required to be so applied shall not be required to be applied toward the repayment of the Term Loans and the reduction of the Revolving Credit Commitments.

          (c) Unless the Required Prepayment Lenders shall otherwise agree, if, for any fiscal year of the Borrower commencing with the fiscal year ending March 31, 1999, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date, apply the ECF Percentage of such Excess Cash Flow toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(d). Each such prepayment and commitment reduction shall be made on a date (an "Excess Cash
                                                                   -----------
Flow  Application Date") no later than five Business Days after the earlier of
 ---------------------
(i)  the date on which the financial statements of the Borrower referred to in
Section 6.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

          (d) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to Section 2.12(a), (b) and (c) shall be applied, first, to the prepayment of the Term Loans and, second, to reduce
          -----                                              ------
permanently the Revolving Credit Commitments. Any such reduction of the Revolving Credit Commitments shall be accompanied by prepayment of the Revolving Credit Loans and/or Swing Line Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Credit Commitments as so reduced, provided that if the aggregate principal
                                      --------
amount of Revolving Credit Loans and Swing Line Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a Cash Collateral Account. The application of any prepayment pursuant to
Section 2.12 shall be made first to Base Rate Loans and second to Eurodollar Loans. Each prepayment of the Loans under Section 2.12 (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) shall be accompanied by accrued interest and fees, if any, to the date of such prepayment on the amount prepaid.

          (e) If, at any time, the Total Revolving Extensions of Credit at such time exceed the Borrowing Base at such time, the Borrower shall, without notice or demand, immediately repay Swing Line Loans then outstanding and/or, after the Swing Line Loans have been paid in full, Revolving Loans in an aggregate principal amount equal to the lesser of (i) the amount of such excess and (ii) the aggregate principal amount of Swing Line Loans and Revolving Loans then outstanding, together with interest accrued to the date of such payment or prepayment on the principal so prepaid and any amounts payable under Section 2.21 in connection therewith. To the extent that after giving effect to any prepayment of Swing Line Loans and Revolving Loans required by the preceding sentence, the Total Revolving Extensions of Credit at such time exceed the Borrowing Base at such time, the Borrower shall, without notice or demand, immediately deposit in a Cash Collateral Account upon terms reasonably satisfactory to the Administrative Agent an amount equal to the lesser of (i) the aggregate then outstanding L/C Obligations and (ii) the amount of such remaining excess. The Administrative Agent shall apply any cash deposited in the Cash Collateral Account (to the extent thereof) to pay any Reimbursement Obligations which become due thereafter, provided that the
                                                             --------
Administrative Agent shall release to the Borrower from time to time such portion of the amount on deposit in the Cash Collateral Account which is equal to the amount by which the Borrowing Base at such time plus the amount on deposit in the Cash Collateral Account exceeds the Total Revolving Extensions of Credit at such time. "Cash Collateral Account" means an account
                                -------------------------
established by the Borrower with the Administrative Agent for the benefit of the Lenders and on terms or conditions satisfactory to the Administrative Agent and over which the Administrative Agent shall have been granted a first priority Lien and the right of withdrawal for application in accordance with this Section 2.12(e).

          2.13    Conversion  and  Continuation  Options.
                  --------------------------------------
(a)  The Borrower may elect from time to time to convert
Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided
                                                                      --------
that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan under a particular Facility
                   --------
may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority
Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

          (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in
Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan under a particular Facility may
              --------
be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility, and provided, further, that if the Borrower shall fail to give any required
     --------   -------
notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

          2.14    Minimum Amounts  and  Maximum Number of Eurodollar Tranches.
                  -----------------------------------------------------------
Notwithstanding
anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than twelve Eurodollar Tranches shall be outstanding at any one time.

          2.15    Interest  Rates and Payment Dates.
                  ---------------------------------
(a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

          (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

          (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and Reimbursement Obligations (whether or not overdue) shall bear interest at a rate per annum which is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 2.15 plus 2% or (y) in the case of Reimbursement Obligations, the
                  ----
rate  applicable  to  Base Rate Loans under the Revolving Credit Facility plus
                                                                          ----
2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate
         ----
to  a  particular Facility, the Base Rate plus 4%), in each case, with respect
                                          ----
to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this
       --------
Section  2.15  shall  be  payable  from  time  to  time  on  demand.

          2.16    Computation of Interest and Fees.
                  --------------------------------
(a) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations and calculations used by the Administrative Agent in determining any interest rate pursuant to Section 2.15(a).

          2.17    Inability  to Determine Interest Rate.
                  -------------------------------------
If  prior  to  the  first  day  of  any  Interest  Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

          2.18    Pro  Rata  Treatment  and  Payments.
                  -----------------------------------
(a)    Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according
                                                            --- ----
to the respective Tranche A Term Loan Percentages, Tranche B Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders.

          (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Tranche A Term Loans or the Tranche B Term Loans, as the case may be, shall be made pro rata according to
                                                         --- ----
the  respective  outstanding  principal amounts of the Tranche A Term Loans or the Tranche B Term Loans, as the case may be, then held by the Term Loan Lenders (except as otherwise provided in Section 2.18(d) or in the last sentence of this Section 2.18(b)). The amount of each principal prepayment of the Term Loans shall be applied pro rata to the Tranche A Term Loans and the
                                  --- ----
Tranche B Term Loans and to reduce the then remaining installments thereof, as the case may be, pro rata based upon the then remaining principal amount
                     ---  ----
thereof  (except  as  provided  in the last sentence of this Section 2.18(b)).
Amounts  prepaid  on  account  of  the  Term  Loans  may  not  be  reborrowed.
Notwithstanding anything to the contrary in this Section 2.18(b), at the option of the Borrower prepayments by the Borrower on account of principal of and interest on the Term Loans may be applied to reduce the remaining installments of the Tranche A Term Loans and Tranche B Term Loans, as the case may be, first, in the order of their scheduled maturities with respect to
          -----
those installments due within the next four succeeding fiscal quarters of the Borrower and second, pro rata based upon the then remaining principal amount
               ------  --- ----
thereof.

          (c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the
     --- ----
Revolving  Credit  Loans  then  held  by  the  Revolving  Credit  Lenders.

          (d) Notwithstanding anything to the contrary in Sections 2.11, 2.12 or 2.18, so long as any Tranche A Term Loans are outstanding, each Tranche B Term Loan Lender may, at its option, decline any optional prepayment or mandatory payment applicable to the Tranche B Term Loans of such Lender; accordingly, with respect to the amount of any optional prepayment described in Section 2.11 or mandatory prepayment described in Section 2.12 that is allocated to Tranche B Term Loans (such amounts, the "Tranche B Prepayment
                                                          --------------------
Amount"),  at  any  time  when  Tranche  A  Term Loans remain outstanding, the
------
Borrower will, (i) in the case of any optional prepayment which the Borrower wishes to make, not later than five Business Days prior to the date on which the Borrower wishes to make such optional prepayment, and (ii) in the case of any mandatory prepayment required to be made pursuant to Section 2.12, in lieu of applying such amount to the prepayment of Tranche B Term Loans as provided in paragraph Section 2.12(d), on the date specified in Section 2.12 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche B Lender a notice (each, a "Prepayment Option Notice")
                                                    ------------------------
as described below. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Tranche B Lender a Prepayment Option Notice, which shall be in the form of Exhibit H, and shall include an offer by the Borrower to prepay on the date (each a "Prepayment
                                                                    ----------
Date")  that  is  a  date  selected  by the Administrative Agent, the relevant
----
Tranche B Term Loans of such Lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche B Term Loans. On the Prepayment Date, (i) the Borrower shall pay to the Administrative Agent the aggregate amount necessary to prepay that portion of the outstanding relevant Tranche B Term Loans in respect of which Tranche B Lenders have accepted prepayment as described above (such Lenders, the "Accepting Lenders"), and such amount shall
                                    -----------------
be applied to reduce the Tranche B Repayment Amounts with respect to each Accepting Lender and (ii) the Borrower shall pay to the Administrative Agent an amount equal to the portion of the Tranche B Prepayment Amount not accepted by the Accepting Lenders, and such amount shall be applied to the prepayment of the remaining Tranche A Term Loans.

          (e) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Payment Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

          (f) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.18(f) shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

          (g) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata
                                                                      --- ----
shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

          2.19    Requirements of Law.  (a)  If the
                  -------------------
adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.20 and changes in the rate of tax on the overall net income of such Lender);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

               (iii)          shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.19, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) A certificate as to any additional amounts payable pursuant to this Section 2.19 submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section 2.19 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.20    Taxes.   (a)  All payments made by the Borrower under
                  -----
this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or
                                                       ------------------
Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided,  however,  that  the  Borrower shall not be required to increase any
--------   -------
such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section 2.20 or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to Section 2.20(a).

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the Administrative Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section 2.20 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (d) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender")
                                                             ---------------
shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of Exhibit I and a Form W-8, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 2.20(d), a Non-U.S. Lender shall not be required to deliver any form pursuant to this
Section  2.20(d)  that  such  Non-U.S.  Lender is not legally able to deliver.

          (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver
--------
such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

          2.21    Indemnity.  The Borrower agrees to indemnify each
                  ---------
Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably
                              ----
determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section 2.21 submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.22    Illegality.  Notwithstanding any other provision
                  ----------
herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.21.

          2.23    Change of Lending Office.  Each
                  ------------------------
Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.19 or 2.20(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole
            --------
judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that
                                                       --------  -------
nothing in this Section 2.23 shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.19 or 2.20(a).

          2.24  Replacement of Lenders under Certain Circumstances.
                --------------------------------------------------
The Borrower shall be permitted to
replace any Lender which (a) requests reimbursement for amounts owing pursuant to Section 2.19 or 2.20 or (b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; provided that (i) such
                                                        --------
replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement,
(iii) prior to any such replacement, such Lender shall have taken no action under Section 2.22 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.19 or 2.20, (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.21 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.19 or 2.20, as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

          2.25  Security Documents.  The Loans and all
                ------------------
other Obligations shall be secured by the Collateral described in the Security Documents and are entitled to the benefits thereof. The Borrower and the Guarantors shall duly execute and deliver the Security Documents, all consents of third parties necessary to permit the effective granting of the Liens created thereby, financing statements pursuant to the Uniform Commercial Code and other documents, all in Proper Form, as may be reasonably required by the Administrative Agent to grant to the Administrative Agent, for the ratable benefit of the Lenders, a valid, perfected and enforceable first priority Lien on and security interest in the Collateral (subject only to the Liens permitted under Section 7.3).

          2.26   Filing and Recording.  The Borrower
                 --------------------
shall, at its sole cost and expense, cause all financing statements and other Security Documents pursuant to this Agreement to be duly recorded and/or filed or otherwise perfected in all places necessary, in the opinion of the Administrative Agent, and take such other actions as the Administrative Agent may reasonably request, in order to perfect and protect the Liens of the Administrative Agent, for the ratable benefit of the Lenders, in the Collateral. The Borrower, to the extent permitted by law, hereby authorizes the Administrative Agent to file any financing statement in respect of any Lien created pursuant to the Security Documents which may at any time be required or which, in the opinion of the Administrative Agent, may at any time be desirable, although the same may have been executed only by the Administrative Agent or, at the option of the Administrative Agent, to sign such financing statement on behalf of the Borrower and the Guarantors and file the same, and the Borrower hereby irrevocably designates the Administrative Agent, its agents, representatives and designees as its agent and attorney-in-fact for this purpose. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such Lien, the Borrower shall, at the Borrower's cost and expense, cause the same to be recorded and/or refiled at the time and in the manner requested by the Administrative Agent.

                            3.    LETTERS  OF  CREDIT

          3.1    L/C Commitment.  (a)  Subject to the terms and
                 --------------
conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower on any
                    -----------------
Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing
                                                     --------
Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment, (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero or (iii) the Total Revolving Extensions of Credit at such time would exceed the Borrowing Base at such time. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the Scheduled Revolving Credit Termination Date, provided that any Letter of Credit with a one-year term may
                   --------
provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

          (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

          (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          3.2    Procedure  for  Issuance  of  Letter  of Credit.
                 -----------------------------------------------
The Borrower may from time to time request that
the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

          3.3  Commissions, Fees and Other Charges.
               -----------------------------------
(a) The Borrower will pay a commission on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Credit Facility, shared ratably among the Revolving Credit Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee of 1/4 of 1% per annum, payable quarterly in arrears on each L/C Fee Payment Date after the Issuance Date.

          (b) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

          3.4  L/C Participations.  (a)  The Issuing Lender
               ------------------
irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Credit Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro
                                                                           ---
rata  share  of  such  payment  in accordance with Section 3.4(a), the Issuing
----
Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share
                                                                --- ----
thereof;  provided,  however, that in the event that any such payment received
          --------   -------
by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          3.5    Reimbursement  Obligation  of  the  Borrower.
                 --------------------------------------------
The Borrower agrees to reimburse the Issuing
Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, and any reasonable fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate set forth in Section 2.15(c). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 8(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.5 of Base Rate Loans (or, at the option of the Administrative Agent and the Swing Line Lender in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

          3.6   Obligations Absolute.  The Borrower's
                --------------------
obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section
3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards or care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

          3.7    Letter of Credit Payments.  If any
                 -------------------------
draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

          3.8  Applications.  To the extent that any provision of
               ------------
any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

                 SECTION  4.    REPRESENTATIONS  AND  WARRANTIES

          To induce the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative
Agent,  the  Issuing  Lender,  the  Swing  Line  Lender  and each Lender that:

          4.1    Financial  Condition.    (a)   The
                 --------------------
unaudited  pro  forma  consolidated  balance  sheet  of  the  Borrower and its
           ---  -----
consolidated Subsidiaries as at September 30, 1997 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which have heretofore been
               -----------------------
furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Acquisition, (ii) the Loans to be made on the Closing Date and the use of proceeds thereof and
(iii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of Borrower and
              --- -----
its consolidated Subsidiaries as at September 30, 1997, assuming that the events specified in the preceding sentence had actually occurred at such date.

          (b) The audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at March 31, 1997, March 29, 1996 and March 31, 1995, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Ernst & Young LLP, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1997, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Holdings, the Borrower and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, which are not reflected in the most recent financial statements referred to in this paragraph (b). During the period from March 31, 1997 to and including the date hereof there has been no Disposition by the Borrower and its consolidated Subsidiaries of any material part of its business or Property.

          (c) The audited consolidated balance sheets of the Target and its consolidated Subsidiaries as at December 31, 1996 and December 31, 1995, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Deloitte & Touche LLP, present fairly the consolidated financial condition of the Target and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Target and its consolidated Subsidiaries as at October 31, 1997, and the related unaudited consolidated statements of income and cash flows for the ten-month period ended on such date, present fairly the consolidated financial condition of the Target and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the Target-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein and with respect to the unaudited statements, except for the absence of footnote disclosure, prior period comparative data and other presentation items that are required by GAAP and except as set forth on Schedule 4.1(c). The Target and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, which are not reflected in the most recent financial statements referred to in this paragraph (c). During the period from December 31, 1996 to and including the date hereof there has been no Disposition by the Target and its consolidated Subsidiaries of any material part of its business or Property.

          4.2    No Change.  Since September 30, 1997 there has been
                 ---------
no event, development or circumstance which has had or could reasonably be expected to have a Material Adverse Effect.

          4.3    Corporate Existence; Compliance with Law.
                 ----------------------------------------
Each of Holdings, the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification except to the extent that the failure be so qualified and in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and
(d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.4    Corporate  Power;  Authorization;  Enforceable  Obligations.
                 -----------------------------------------------------------
Each Loan Party has
the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Acquisition and the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 4.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          4.5    No  Legal  Bar;  No  Burdensome Restrictions.
                 --------------------------------------------
The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of Holdings, the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          4.6    No  Material  Litigation.   No
                 ------------------------
litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings or the Borrower, threatened by or against Holdings, the Borrower or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

          4.7   No Default.  Neither Holdings, the Borrower nor any
                ----------
of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          4.8    Ownership of Property; Liens.
                 ----------------------------
Each of Holdings, the Borrower and its Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 7.3.

          4.9  Intellectual Property.  Holdings, the
               ---------------------
Borrower and each of its Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted, all of which Intellectual Property is listed on Schedule 6 to the Guarantee and Collateral Agreement. No claim has been asserted or threatened or is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, except for claims the adverse determination of which could not reasonably be expected to have a Material Adverse Effect, nor does Holdings or Borrower know of any valid basis for any such claim. The use of Intellectual Property by Holdings, the Borrower and its Subsidiaries does not infringe on the rights of any Person in any material respect.

          4.10    Taxes.  Each of Holdings, the Borrower and each of its
                  -----
Subsidiaries (other than any Dormant Subsidiary) has filed or caused to be filed all Federal, state and other material tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings, the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of Holdings and the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          4.11   Federal Regulations.  No part of the
                 -------------------
proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation G or Regulation U, as the case may be.

          4.12    Labor Matters. There are no strikes or other
                  -------------
labor disputes against Holdings, the Borrower or any of its Subsidiaries pending or, to the knowledge of Holdings or the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of Holdings, the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from Holdings, the Borrower or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of Holdings, the Borrower or the relevant Subsidiary.

          4.13    ERISA.  Neither a Reportable Event nor an "accumulated
                  -----
funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          4.14    Investment Company Act; Other Regulations.
                  -----------------------------------------
No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

          4.15    Subsidiaries.    The  Subsidiaries  listed  on
                  ------------
Schedule 4.15 constitute all the Subsidiaries of the Borrower at the date hereof. Except as expressly indicated on Schedule 4.15, each of the Subsidiaries listed thereon is a Wholly Owned Subsidiary. Each of the Dormant Subsidiaries listed on Schedule 4.15 does not currently conduct or maintain any business operation and does not own assets having an aggregate value in excess of the amount shown for such Dormant Subsidiary on Schedule 4.15.

          4.16    Use of Proceeds.  The proceeds of the Term
                  -----------------
Loans shall be used to finance a portion of the Acquisition and to pay related fees and expenses. The proceeds of the Revolving Credit Loans and the Swing Line Loans, and the Letters of Credit, shall be used to finance a portion of the Acquisition, for general corporate purposes of the Borrower and its Subsidiaries in the ordinary course of business and to finance Permitted
Acquisitions  by  the  Borrower or any Subsidiary as permitted by Section 7.4.

          4.17    Environmental  Matters.   Other than
                  ----------------------
exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount:

          (a) Holdings, the Borrower and its Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) reasonably believe that: each of their
Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

          (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by Holdings, the Borrower or any of its Subsidiaries, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of Holdings, the Borrower or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to Holdings, the Borrower or any of its Subsidiaries, or (ii) interfere with the continued operations of Holdings, the Borrower or any of its Subsidiaries, or (iii) impair the fair saleable value of any real property owned or leased by Holdings, the Borrower or any of its Subsidiaries.

          (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which Holdings, the Borrower or any of its Subsidiaries is, or to the knowledge of Holdings or the Borrower will be, named as a party that is pending or, to the knowledge of Holdings or the Borrower, threatened.

          (d) Neither Holdings, the Borrower nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

          (e) Neither Holdings, the Borrower nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law.

          (f) Neither Holdings, the Borrower nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.

          4.18  Accuracy of Information, etc.  No
                ----------------------------
statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information
                                               --- -----
contained  in  the  materials  referenced  above  are  based  upon  good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. As of the date hereof, the representations and warranties contained in the Acquisition Agreement are true and correct in all material respects. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          4.19    Security  Documents.    (a)   The
                  -------------------
Guarantee  and  Collateral  Agreement  is  effective to create in favor of the
Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Guarantee and Collateral Agreement, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 4.19(a), the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person.

          (b) Each of the Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 4.19(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person.

          4.20    Solvency.    Each  Loan Party is, and after giving
                  --------
effect to the Acquisition and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

          4.21  Senior Indebtedness.  The Obligations
                -------------------
constitute "Senior Indebtedness" of the Borrower under and as defined in the Senior Subordinated Note Indenture. The obligations of each Subsidiary Guarantor under the Guarantee and Collateral Agreement constitute "Guarantor Senior Indebtedness" of such Subsidiary Guarantor under and as defined in the Senior Subordinated Note Indenture.

          4.22    Regulation H.  No Mortgage encumbers improved
                  ------------
real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

          4.23    Status  of  Receivables  and  Other  Collateral.
                  -----------------------------------------------
(a)  The Borrower or any Guarantor, as
applicable, is and shall be the sole owner, free and clear of all Liens except in favor of the Administrative Agent or otherwise permitted under Section 7.2 hereunder, of and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral owned by the Borrower or any such Guarantor, (b) each Eligible Receivable is and shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the account debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery upon the specified terms of goods sold by the Borrower or one or more of its Subsidiaries, or work, labor and/or services theretofore rendered by the Borrower or the applicable Subsidiary; (c) no Eligible Receivable is or shall be subject to any defense, offset, counterclaim, discount or allowance (as of the time of its creation) except as may be stated in the invoice relating thereto or discounts and allowances as may be customary in the Borrower's or its applicable Subsidiary's business;
(d) none of the transactions underlying or giving rise to any Eligible Receivable shall violate any applicable state or federal laws or regulations, and all documents relating to any Receivable shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms, subject, as to enforceability, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creators' rights generally; (e) to the best of the Borrower's knowledge, each account debtor, guarantor or endorser with respect to any Eligible Receivable is solvent and able to pay all Receivables on which it is obligated in full when due; (f) all documents and agreements relating to Eligible Receivables shall be true and correct and in all respects what they purport to be; (g) to the best of the Borrower's knowledge, all signatures and endorsements that appear on all documents and agreements relating to Eligible Receivables shall be genuine and all signatories and endorsers with respect thereto shall have full capacity to contract; (h) the Borrower and each its Subsidiaries shall maintain books and records pertaining to the respective Collateral owned by each of them in detail, form and scope as the Administrative Agent shall reasonably require; (i) concurrently with the delivery by the Borrower to the Administrative Agent of any accounts receivable aging or any sales report summary hereunder, the Borrower will disclose to the Administrative Agent which Receivables, if any, arise out of contracts with the United States or any department, agency or instrumentality thereof, and will, upon request from the Administrative Agent, execute or cause to be executed any instruments and take any steps required by the Administrative Agent in order that all monies due or to become due under any such contract shall be assigned to the Administrative Agent and notice thereof given under the Federal Assignment of Claims Act; (j) the Borrower will, promptly after any Responsible Officer learns thereof, report to the Administrative Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters materially affecting the value, enforceability or collectability of any of the Collateral; (k) if any amount payable under or in connection with any Receivable is evidenced by a promissory note or other instrument, as such terms are defined in the Uniform Commercial Code, such promissory note or instrument shall be promptly pledged, endorsed, assigned and delivered to the Administrative Agent as additional Collateral; (l) the Borrower shall not redate, or allow any of its Subsidiaries to redate, any invoice or sale or make or allow to be made sales on extended dating beyond that customary in the industry; (m) if any Default or Event of Default shall have occurred and be continuing, the Borrower shall promptly provide the Administrative Agent with copies of any regularly scheduled physical counts of the Borrower's and each of its Subsidiaries' inventory which are conducted by the Borrower and such Subsidiaries after the Closing Date; (n) after the occurrence and during the continuation of any Default or Event of Default, the Borrower shall conduct a physical count of its and each of its Subsidiaries' inventory at such intervals as the Administrative Agent may request and promptly supply the Administrative Agent with a copy of such counts accompanied by a report of the value (based on the lower of cost, on a weighted average basis, or market value) of such inventory; and (o) neither the Borrower, nor any of its Subsidiaries, has pledged, shall pledge or shall be entitled to pledge the Lenders' credit on any purchases or for any purpose whatsoever.

                  SECTION  5.    CONDITIONS  PRECEDENT

          5.1  Conditions to Initial Extension of Credit.
               -----------------------------------------
The agreement of each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:


          (a)    Loan Documents.  The Administrative Agent shall have received
                 --------------
(i) this Agreement, executed and delivered by a duly authorized officer of Holdings and the Borrower, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of Holdings, the Borrower and each Subsidiary Guarantor and (iii) a Mortgage covering each of the Mortgaged Properties, executed and delivered by a duly authorized officer of each party thereto.

          (b)    Acquisition, etc.  The following transactions shall have been
                 ----------------
consummated, in each case on terms and conditions reasonably satisfactory to the Lenders:

                    (i)  the  Acquisition;  and

                    (ii) Holdings shall have received at least
$5,000,000 in cash from the proceeds of equity issued by Holdings to its existing shareholders and management of the Borrower and the Target and other investors satisfactory to the Lenders, and such proceeds shall have been contributed to the Borrower as additional common equity.

          (c)    Pro  Forma  Balance Sheet; Financial Statements.  The Lenders
                 -----------------------------------------------
shall have received (i) the Pro Forma Balance Sheet, (ii) audited consolidated financial statements of (A) the Borrower and its consolidated Subsidiaries and
(B) the Target and its consolidated Subsidiaries for the 1996 and 1995 fiscal years and (iii) unaudited interim consolidated financial statements of (A) the Borrower and its consolidated Subsidiaries and (B) the Target and its consolidated Subsidiaries for each fiscal month and quarterly period ended subsequent to the date of the latest applicable financial statements delivered pursuant to clause (ii) of this paragraph as to which such financial statements are available, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Borrower and its consolidated Subsidiaries, as reflected in the financial statements or projections contained in the Confidential Information Memorandum.

          (d)    Approvals.    All  governmental  and  third  party  approvals
                 ---------
(including landlords' and other consents) necessary or, in the discretion of the Administrative Agent, advisable in connection with the Acquisition, the continuing operations of Holdings, the Borrower and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing contemplated hereby.

          (e)    Related  Agreements.    The  Administrative  Agent shall have
                 -------------------
received true and correct copies, certified as to authenticity by the Borrower, of the Acquisition Agreement and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of the Senior Subordinated Note Indenture and any other debt instrument, security agreement or other material contract to which the Loan Parties may be a party.

          (f)   Termination of Existing Credit Facilities.  The Administrative
                -----------------------------------------
Agent shall have received evidence satisfactory to the Administrative Agent that the Existing Credit Facilities shall be simultaneously terminated, all amounts thereunder shall be simultaneously paid in full and arrangements satisfactory to the Administrative Agent shall have been made for the termination of Liens and security interests granted in connection therewith.

          (g)    Fees.    The  Lenders and the Administrative Agent shall have
                 ----
received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Closing Date.

          (h)    Projections.    The  Lenders shall have received satisfactory
                 -----------
projections  for  fiscal  years  1998-2004.

          (i)  Solvency Opinion.  The Administrative Agent shall have received
               ----------------
a reasonably satisfactory solvency opinion from Houlihan, Lokey, Howard & Zukin which shall document the solvency of the Borrower and its Subsidiaries considered as a whole after giving effect to the transactions contemplated hereby.

          (j)    Lien  Searches.  The Administrative Agent shall have received
                 --------------
the results of a recent lien search in each of the jurisdictions where assets of the Target or its Subsidiaries are located, and such search shall reveal no liens on any of the assets of the Target or its Subsidiaries except for liens permitted by Section 7.3.

          (k)   Environmental Assessment.  The Administrative Agent shall have
                ------------------------
received an environmental assessment with respect to the Target and its Subsidiaries in form, scope and substance satisfactory to the Administrative Agent.

          (l)    Expenses.    The  Administrative  Agent  shall  have received
                 --------
satisfactory evidence that the fees and expenses to be incurred in connection with the Acquisition and the financing thereof shall not exceed $5,000,000.

          (m)    Closing  Certificate.    The  Administrative Agent shall have
                 --------------------
received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.

          (n)    Legal Opinions.  The Administrative Agent shall have received
                 --------------
the  following  executed  legal  opinions:

                    (i) the legal opinion of Kelly, Hart & Hallman, counsel to Holdings, the Borrower and its Subsidiaries, substantially in the form of Exhibit F;

                    (ii) to the extent consented to by the relevant counsel, each legal opinion, if any, delivered in connection with the Acquisition Agreement, accompanied by a reliance letter in favor of the Lenders; and

                    (iii) the legal opinion of local counsel in each of Georgia, Michigan, North Carolina and Tennessee and of such other special and local counsel as may be required by the Administrative Agent.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

          (o)  Pledged Stock; Stock Powers; Pledged Notes.  The Administrative
               ------------------------------------------
Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed in blank (or accompanied by an executed transfer form in blank satisfactory to the Administrative Agent) by the pledgor thereof.

          (p)    Filings,  Registrations  and  Recordings.    Each  document
                 ----------------------------------------
(including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall be in proper form for filing, registration or recordation.

          (q)    Title  Insurance;  Flood  Insurance. (i)  If requested by the
                 -----------------------------------
Administrative Agent, the Administrative Agent shall have received, and the title insurance company issuing the policy referred to in clause (ii) below (the "Title Insurance Company") shall have received, maps or plats of an
       -------------------------
as-built survey of the sites of the Mortgaged Properties certified to the Administrative Agent and the Title Insurance Company in a manner satisfactory to them, dated a date satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; (F) if the site is described as being on a filed map, a legend relating the survey to said map; and (G) the flood zone designations, if any, in which the Mortgaged Properties are located.

          (ii) The Administrative Agent shall have received in respect of each Mortgaged Property a mortgagee's title insurance policy (or policies) or marked up unconditional binder for such insurance. Each such policy shall (A) be in an amount satisfactory to the Administrative Agent; (B) be issued at ordinary rates; (C) insure that the Mortgage insured thereby creates a valid first Lien on such Mortgaged Property free and clear of all defects and encumbrances, except as disclosed therein; (D) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (E) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70 and 10/17/84) (or equivalent policies); (F) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request and (G) be issued by title companies satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid.

          (iii) If requested by the Administrative Agent, the Administrative Agent shall have received (A) a policy of flood insurance which (1) covers any parcel of improved real property which is encumbered by any Mortgage (2) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less, and (3) has a term ending not later than the maturity of the Indebtedness secured by such Mortgage and (B) confirmation that the Borrower has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board.

          (iv) The Administrative Agent shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (ii) above and a copy of all other material documents affecting the Mortgaged Properties.

          (r)    Insurance.    The  Administrative  Agent  shall have received
                 ---------
insurance certificates satisfying the requirements of Section 5.3 of the Guarantee and Collateral Agreement;

          (s)   Borrowing Base Certificate; Schedule and Aging of Receivables.
                -------------------------------------------------------------
The Administrative Agent shall have received (i) a Borrowing Base Certificate and (ii) the most recent schedule and aging of Receivables of each of the Borrower and its Subsidiaries and the Target and its Subsidiaries, certified by a Responsible Officer of the Borrower (in each case, dated within 30 days of the Closing Date); and

          5.2    Conditions  to  Each  Extension  of Credit.
                 ------------------------------------------
The agreement of each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

          (a)    Representations  and Warranties.  Each of the representations
                 -------------------------------
and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date (and, in the case of such initial extension of credit, after giving effect to the Acquisition and the financing thereof pursuant hereto).

          (b)  No Default.  No Default or Event of Default shall have occurred
               ----------
and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

          (c)    Borrowing  Base.    After  giving  effect  to  the  Revolving
                 ---------------
Extensions of Credit requested to be made on any such date and the use of proceeds thereof, the Total Revolving Extensions of Credit at such time shall not exceed the Borrowing Base at such time.

          (d)    Closing  Date  Revolving  Extensions of Credit.  After giving
                 ----------------------------------------------
effect to the Revolving Extensions of Credit requested to be made on the Closing Date and the use of proceeds thereof, the Total Revolving Extensions of Credit at such time shall not exceed $9,800,000.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this
Section  5.2  have  been  satisfied.

                     SECTION  6.    AFFIRMATIVE  COVENANTS

          Holdings and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Administrative Agent hereunder, each of Holdings and the Borrower shall and shall cause each of its Subsidiaries to:

          6.1   Financial Statements.  Furnish to the
                --------------------
Administrative  Agent  and  each  Lender:

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick LLP or other independent certified public accountants of nationally recognized standing;

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (c) as soon as available, but in any event not later than 30 days after the end of each month occurring during each fiscal year of the Borrower (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          6.2    Certificates;  Other  Information.
                 ---------------------------------
Furnish to the Administrative Agent and each Lender, or, in the case of clause (g), to the relevant Lender:

           (a) concurrently with the financial statements provided for in Sections 6.1(a) and 6.1(b), (1) a Compliance Certificate, signed by a Responsible Officer of the Borrower, and (2) a written certificate in Proper Form, identifying each Subsidiary which is otherwise required by the provisions of Section 6.10(c) to become a Guarantor at the request of the Administrative Agent but which has not yet done so as of the date of such certificate, and providing an explanation of the reasons why each such Subsidiary is not a Guarantor, signed by a Responsible Officer of the Borrower;

          (b) as soon as available and in any event within five (5) days after the date of issuance thereof (if any such management letter is ever issued), a management letter prepared by the independent public accountants who reported on the financial statements provided for in Section 6.1(a), with respect to the internal audit and financial controls of the Borrower and its Subsidiaries;

          (c) as soon as available and in any event within twenty (20) days after the end of each month, accounts receivable agings and reconciliations, inventory designations, accounts payable agings and reconciliations, monthly sales report summaries, open order reports and all other schedules, computations and other information, all in reasonable detail, as may be reasonably required or requested by the Administrative Agent, all certified by a Responsible Officer of the Borrower;

          (d) as soon as available and in any event within twenty (20) days after the end of each month, a Borrowing Base Certificate, signed by a Responsible Officer of the Borrower, provided that the Borrowing Base
                                          --------
Certificates delivered in respect of each of the three months immediately following the Closing Date shall be furnished within twenty-five (25) days after the end of each such month;

          (e) as soon as available and in any event at least fifteen (15) days prior to the commencement of each fiscal year of the Borrower, management-prepared consolidated financial projections of the Borrower and its Subsidiaries for the immediately following two (2) fiscal years (setting forth such projections on both an annual basis and on a monthly basis for the upcoming fiscal year and on an annual basis only for the fiscal year thereafter), such projections to be in such format and detail as reasonably requested by the Administrative Agent;

          (f) within five days after the same are sent, copies of all financial statements and reports which Holdings or the Borrower sends to the holders of any class of its debt securities or public equity securities and within five days after the same are filed, copies of all financial statements and reports which Holdings or the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

          (g) such other information relating to the financial condition, operations and business affairs of the Borrower or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

          6.3    Payment  of  Obligations.  Pay,
                 ------------------------
discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Holdings, the Borrower or its Subsidiaries, as the case may be.

          6.4  Conduct of Business and Maintenance of Existence, etc.
               ------------------------------------------------------
(a) (i) Preserve, renew
and keep in full force and effect its corporate existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and(_) (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          6.5    Maintenance  of  Property; Insurance.
                 ------------------------------------
(a)    Keep all Property useful and necessary in its business in
good working order and condition, ordinary wear and tear excepted; (b) keep its insurable Properties adequately insured at all times by financially sound and reputable insurers; (c) maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, employee liability and business interruption, as is customary with companies similarly situated and in the same or similar businesses, provided,
                                                                     --------
however,  that  such  insurance  shall insure the Property of the Borrower and
-------
each of its Subsidiaries against all risk of physical damage, including without limitation, loss by fire, explosion, theft, fraud and such other casualties as may be reasonably satisfactory to the Administrative Agent, but in no event at any time in an amount less than the replacement value of the Collateral; (d) maintain in full force and effect worker's compensation coverage and public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with its operations and with the use of any Properties owned, occupied or controlled by the Borrower or any of its Subsidiaries, in such amounts as the Administrative Agent shall reasonably deem necessary; and (e) maintain such other insurance as may be required by law or as may be reasonably requested by the Administrative Agent for purposes of assuring compliance with this Section 6.5.

          6.6    Inspection  of  Property;  Books  and  Records; Discussions.
                 -----------------------------------------------------------
(a)  Keep proper
books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) upon reasonable notice (which may be telephonic notice), at all reasonable times and as often as the Administrative Agent may reasonably request, permit any authorized representative designated by the Administrative Agent, together with any authorized representatives of any Lender desiring to accompany the Administrative Agent, to visit and inspect the Properties and financial records of the Borrower and its Subsidiaries and to make extracts from such financial records at the Administrative Agent's expense, and permit any authorized representative designated by the Administrative Agent (together with any accompanying representatives of any Lender) to discuss the affairs, finances and condition of the Borrower and its Subsidiaries with the appropriate Responsible Officer and such other officers as the Borrower shall deem appropriate and the Borrower's independent public accountants, as applicable. The Administrative Agent agrees that it shall schedule any meeting with any such independent public accountant through the Borrower, and a Responsible Officer of the Borrower shall have the right to be present at any such meeting. At the Borrower's expense, the Administrative Agent shall have the right to examine, up to three (3) times in each fiscal year of the Borrower prior to the occurrence of a Default or Event of Default (but as frequently as may be requested by the Administrative Agent at any time after a Default or Event of Default shall have occurred which has not been cured to the satisfaction of the Administrative Agent or waived in writing by the Administrative Agent and the Required Lenders) the existence and condition of the Receivables, books and records of the Borrower and its Subsidiaries and to review their compliance with the terms and conditions of this Agreement and the other Loan Documents, subject to governmental confidentiality requirements. The Administrative Agent shall also have the right to verify with any and all customers of the Borrower and any of its Subsidiaries the existence and condition of the Receivables, as often as the Administrative Agent may require, without prior notice to or consent of the Borrower or any of its Subsidiaries; provided, however, that so long as no Default or Event of
                     --------  -------
Default shall have occurred which has not been cured to the reasonable satisfaction of the Administrative Agent or waived in writing by the Administrative Agent and the Required Lenders, the Administrative Agent agrees to limit the frequency of such verification as to any specific customer of the Borrower and any of its Subsidiaries to once per fiscal year of the Borrower, but only so long as the total Receivables owing to the Borrower and its Subsidiaries by such customer constitute less than five percent (5%) of the aggregate Receivables owing to the Borrower and its Subsidiaries by all customers (it being understood that the Administrative Agent's right to verify with any customers exceeding such 5% concentration limit shall be unlimited, whether or not any Default or Event of Default exists).

          6.7    Notices.
                 -------

          (a) Notify the Administrative Agent and each Lender within one (1) Business Day after any Responsible Officer of the Borrower or any of its Subsidiaries acquires knowledge of the occurrence of, or if Holdings, the Borrower or any of its Subsidiaries causes or intends to cause, as the case may be, any of the following: (i) the institution of any lawsuit, administrative proceeding or investigation affecting Holdings, the Borrower or any of its Subsidiaries, including without limitation, any audit by the Internal Revenue Service, the adverse determination under which could reasonably be expected to have a Material Adverse Effect; (ii) any development or event or any change in the business or affairs of Holdings, the Borrower or any of its Subsidiaries' which has had or which could reasonably be expected to have a Material Adverse Effect; (iii) any Event of Default or Default, together with a detailed statement by a Responsible Officer on behalf of the Borrower of the steps being taken to cure the effect of such Event of Default or Default; (iv) the occurrence of a default or event of default by Holdings, the Borrower or any of its Subsidiaries under any agreement or series of related agreements to which it is a party, which default or event of default could have a Material Adverse Effect; (v) any violation by, or investigation of Holdings, the Borrower or any of its Subsidiaries in connection with any actual or alleged violation of any Requirement of Law imposed by the Occupational Safety Hazard Administration or any other Governmental Authority which has or is likely to have, in the reasonable judgment of any Responsible Officer of the Borrower, a Material Adverse Effect; (vi) any discovery of any condition, or any other development, which has resulted or is reasonably likely to result, in the reasonable judgment of any Responsible Officer of the Borrower, in the payment of a Material Environmental Amount; and (vii) any significant change in the accuracy of any material representations and warranties of Holdings, the Borrower or any of its Subsidiaries in this Agreement or any other Loan Document.

          (b) Promptly notify the Administrative Agent and each Lender of either (i) the commencement of any material business operations or activities by any Dormant Subsidiary or (ii) the acquisition by any Dormant Subsidiary of any asset or assets other than those assets held by such Dormant Subsidiary as of the Closing Date.

          (c) Promptly notify the Administrative Agent of the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Holdings, the Borrower or the relevant Subsidiary proposes to take with respect thereto.

          6.8   Environmental Laws.  (a)(i) Comply with all
                ------------------
applicable Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (ii) take all reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors, and invitees comply with all Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits, applicable to any of them insofar as any failure to so comply, obtain or maintain reasonably could be expected to adversely affect the Borrower. For purposes of this 6.8(a), noncompliance with any applicable Environmental Law or Environmental Permit shall be deemed not to constitute a breach of this covenant provided that, upon learning of any actual or
                            --------
suspected noncompliance, Holdings, the Borrower and any affected Subsidiary shall promptly undertake all reasonable efforts to achieve compliance, and provided further that, in any case, such non-compliance, and any other
--------
noncompliance with Environmental Law, individually or in the aggregate, could not reasonably be expected to give rise to a Material Adverse Effect or materially and adversely affect the value of any Mortgaged Property.

          (b) Promptly comply with all orders and directives of all Governmental Authorities regarding Environmental Laws, other than such orders and directives as to which an appeal has been timely and properly taken in good faith, provided that the pendency of any and all such appeals could not
              --------
reasonably be expected to give rise to a Material Adverse Effect and does not materially and adversely affect the value of any Mortgaged Property.

          (c) Prior to acquiring any ownership or leasehold interest in real property (other than a leasehold interest in commercial office space acquired for the sole purpose of serving as the chief executive offices of the Borrower and its Subsidiaries), or other interest in any real property that could give rise to Holdings, the Borrower or any of its Subsidiaries being found subject to potential liability under any Environmental Law: (i) obtain a written report by an environmental consultant reasonably acceptable to the Administrative Agent (the "Environmental Consultant") of the Environmental Consultant's assessment of the presence or potential presence of significant levels of any Materials of Environmental Concern on, under, in, or about the property, or of other conditions that could give rise to potentially significant liability under or violations of Environmental Law relating to such acquisition; and (ii) advise the Administrative Agent of the planned acquisition, including a brief description of the real property involved. The Administrative Agent shall be provided with a copy of such report upon its request. The Administrative Agent shall have the right, but shall not have any duty, to request and/or obtain such report.

          (d) At any time upon the Administrative Agent's reasonable request, and promptly upon the Administrative Agent's request if there has been an Event of Default which has not been cured to the reasonable satisfaction of the Administrative Agent, permit an environmental consultant whom the Administrative Agent in its discretion designates to perform an environmental assessment of any property owned or leased by Holdings or the Borrower or any of its Subsidiaries, or on which operations of Holdings, the Borrower or any of its Subsidiaries otherwise take place. Such environmental assessment shall be in form, scope, and substance satisfactory to the Administrative Agent. Holdings, the Borrower and its Subsidiaries shall cooperate fully in the conduct of such environmental assessment, and the Borrower shall pay the costs of such environmental assessment immediately upon written demand by the Administrative Agent. The Administrative Agent shall have the right, but shall not have any duty, to request and/or obtain any such environmental assessment.

          6.9  Interest Rate Protection.  In the
               ------------------------
case of the Borrower, within 60 days after the Closing Date, enter into Interest Rate Protection Agreements to the extent necessary to provide that at least $55,000,000 of the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period of not less than three years, which Interest Rate Protection Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent.

          6.10    Additional Collateral, etc.  (a)
                  ---------------------------
With respect to any Property acquired after the Closing Date by Holdings, the Borrower or any of its Subsidiaries (other than (x) any Property described in paragraph (b), (c) or (d) below and (y) any Property subject to a Lien expressly permitted by Section 7.3(g)) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in such Property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such Property, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

          (b) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $1,000,000 acquired after the Closing Date by Holdings, the Borrower or any of its Subsidiaries (other than any such real property subject to a Lien expressly permitted by Section 7.3(g)), promptly (i) execute and deliver a first priority Mortgage in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real estate (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such mortgage or deed of trust, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (c) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary) created or acquired after the Closing Date by Holdings (which, for the purposes of this paragraph (c), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary), the Borrower or any of its Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary which is owned by Holdings, the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (d) With respect to any new Excluded Foreign Subsidiary created or acquired after the Closing Date by Holdings, the Borrower or any of its Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary which is owned by Holdings, the Borrower or any of its Subsidiaries (provided that in no event shall more than 65% of the total outstanding Capital Stock of any such new Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Lien of the Administrative Agent thereon, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

           6.11       Additional Receivables Documentation.
                      ------------------------------------
In addition to the Receivables information delivered pursuant to the other provisions of this Agreement, furnish such further schedules and/or information as the Administrative Agent may require relating to the Receivables (including without limitation, sales invoices). The items to be provided under this Section 6.11 are to be in form satisfactory to the Administrative Agent and are to be executed and delivered to the Administrative Agent from time to time solely for its convenience in maintaining records of the Collateral. The Borrower's failure to give any of such items to the Administrative Agent shall not affect, terminate, modify or otherwise limit the Administrative Agent's Lien or security interest in the Collateral.

          6.12    Surveys.    Within  60 days after the Closing Date,
                  -------
furnish the Administrative Agent with (a) an as-built survey of the sites of each Mortgaged Property, in form and substance satisfactory to the Administrative Agent and (b) if applicable, endorsements to the title insurance policies required by Section 5.1(q)(ii) providing access, survey, comprehensive, tax lot and contiguity coverage.

                              7.    NEGATIVE  COVENANTS

          The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Administrative Agent hereunder, the Borrower shall not, and shall not (except with respect to Section 7.1) permit any of its Subsidiaries to, directly or indirectly:

          7.1    Financial  Covenants.
                 --------------------

          (a)   Consolidated Leverage Ratio.  Permit the Consolidated Leverage
                ---------------------------
Ratio (i) as at the last day of any fiscal quarter of the Borrower ending during any period set forth below or (ii) as at any date during the fiscal quarter of the Borrower commencing immediately following any such last day to exceed the ratio set forth below opposite such period:



Period. . . . . . . . . . . . . . . . .  Consolidated Leverage Ratio
---------------------------------------  ---------------------------
July 4, 1998 - September 30, 1999 . . .                  6.25 to 1.0
October 1, 1999 - September 28, 2000. .                  5.75 to 1.0
September 29, 2000 - September 27, 2001                  5.00 to 1.0
September 28, 2001 - September 26, 2002                  4.50 to 1.0
September 27, 2002 - September 25, 2003                  4.00 to 1.0
September 26, 2003 - March 31, 2004 . .                  3.50 to 1.0



;  provided,  that  for the purposes of determining the ratio described above
   --------
for the fiscal quarters of the Borrower ending September 30, 1998 and December 31, 1998, Consolidated EBITDA for the relevant period shall be deemed to equal Consolidated EBITDA for such fiscal quarter (and each previous fiscal quarter commencing after the Closing Date) multiplied by 2 and 4/3, respectively.
                                        -------------
provided, further, that  for the  purposes of  determining the ratio described
--------  -------
above, any fiscal quarter of the Borrower ending on a day which is the Friday or Sunday closest to the last day of any month shall be deemed to end on such last day.

          (b)   Consolidated Interest Coverage Ratio.  Permit the Consolidated
                ------------------------------------
Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending during any period set forth below to be less than the ratio set forth below opposite such fiscal quarter:




Period. . . . . . . . . . . . .  Consolidated Coverage Ratio
-------------------------------  ---------------------------
June 30, 1998 - April 2, 1999 .                  1.25 to 1.0
April 3, 1999 - March 31, 2000.                  1.50 to 1.0
April 1, 2000 - March 30, 2001.                  1.75 to 1.0
March 31, 2001 - March 29, 2002                  2.25 to 1.0
March 30, 2002 - March 28, 2003                  2.50 to 1.0
March 29, 2003 - March 31, 2004                  2.75 to 1.0


;provided that for the  purposes of determining the ratio described above, any
 --------
fiscal quarter of the Borrower ending on a day which is Friday or Sunday closest to the last day of any month shall be deemed to end on such last day.

             (c)  Maintenance of Net Worth.  Permit Consolidated Net Worth at
                   ------------------------
any  time  to  be  less  than  the  sum  of  (i)  $20,000,000 plus (ii) 50% of
                                                              ----
Consolidated Net Income (if positive) for each fiscal year of the Borrower ending on or after April 2, 1999.

          7.2  Limitation on Indebtedness.  Create,
               --------------------------
incur,  assume  or  suffer  to  exist  any  Indebtedness,  except:

          (a)    Indebtedness of any Loan Party pursuant to any Loan Document;

          (b) Indebtedness of the Borrower to any Subsidiary and of any Wholly Owned Subsidiary Guarantor to the Borrower or any other Subsidiary;

          (c) Indebtedness secured by Liens permitted by Section 7.3(g) in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding;

          (d) Indebtedness of any Person (or any of such Person's Subsidiaries) existing at the time such Person becomes a Subsidiary of the Borrower (or is merged into or consolidated with the Borrower or any of its Subsidiaries), but only to the extent that such Indebtedness was not incurred in connection with, as a result of or in contemplation of such Person becoming a Subsidiary of the Borrower (or being merged into or consolidated with the Borrower or any of its Subsidiaries); provided, however, that (1) in no event
                                       --------  -------
shall the aggregate amount of such Indebtedness outstanding at any time exceed $5,000,000 and (2) immediately after such acquired Person becomes a Subsidiary (or is merged into or consolidated with the Borrower or any of its Subsidiaries), no Default or Event of Default shall have occurred and be continuing;

          (e)    Indebtedness  outstanding  on  the  date hereof and listed on
Schedule 7.2(e) and any refinancings, refundings, renewals or extensions thereof on financial and other terms no more onerous to the Borrower or any Subsidiary in the aggregate than the financial and other terms of such Indebtedness (without any increase in the principal amount thereof);

          (f) guarantees made in the ordinary course of business by the Borrower or any of its Subsidiaries of obligations of any Wholly Owned Subsidiary Guarantor;

          (g) (i) Indebtedness of the Borrower in respect of the Senior Subordinated Notes in an aggregate principal amount not to exceed $70,000,000 and (ii) Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness; provided that such Guarantee Obligations are subordinated to the
              --------
same extent as the obligations of the Borrower in respect of the Senior Subordinated Notes;

          (h) Indebtedness of the Borrower and the Subsidiaries pursuant to Interest Rate Protection Agreements entered into with any Lender in order to fix the effective rate on the Loans;

          (i) Subordinated Indebtedness of the Borrower (other than in respect of the Senior Subordinated Notes); and

          (j) additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $5,000,000 at any one time outstanding.

          7.3    Limitation on Liens.  Create, incur,
                 -------------------
assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes, assessments, fees and other governmental charges and claims that are not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect
                                  --------
thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, suppliers', mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 45 days or which are being contested in good faith by appropriate proceedings;

          (c) Liens incurred and pledges or deposits made in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) liens constituting survey exceptions, easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (f) Liens in existence on the date hereof listed on Schedule 7.3(f), securing Indebtedness permitted by Section 7.2(e), provided that no
                                                              --------
such Lien is spread to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 7.2(c) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created
                             --------
substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

          (h)    Liens  created  pursuant  to  the  Security  Documents;

          (i) any interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased; and

          (j) Zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

          (k) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

          (l) Liens in favor of the Borrower or any Subsidiary securing any Indebtedness permitted pursuant to Section 7.2(b);

          (m) Liens securing Indebtedness incurred pursuant to Section 7.2(d) on fixed assets of a Person existing at the time such Person becomes a Subsidiary of the Borrower (or such Person is merged into or consolidated with the Borrower or any of its Subsidiaries); provided, however, that (i) such
                                              --------  -------
Liens were in existence prior to such Person becoming a Subsidiary of the Borrower (or prior to the contemplation of such merger or consolidation), (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased; and

          (n) pre-judgment Liens and judgment Liens not giving rise to an Event of Default; provided that the aggregate amount of such Liens permitted
                    --------
by  this Section 7.3(n) shall not exceed, at any time outstanding, $2,000,000.

          7.4    Limitation on Fundamental Changes.
                 ---------------------------------
Enter into any merger, consolidation or amalgamation, or purchase all or substantially all of the assets of any Person or line of business, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business except:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing
                            --------
or surviving corporation) or with or into any Wholly Owned Subsidiary Guarantor (provided that the Wholly Owned Subsidiary Guarantor shall be the
            --------
continuing  or  surviving  corporation);

          (b) any Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Wholly Owned Subsidiary Guarantor;

          (c) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any of its Subsidiaries may merge into or consolidate with, or acquire all or a substantial portion of the assets of, or the shares of Capital Stock in, any Person (including any division or line of business of any Person) engaged in the business of manufacturing building products, provided, however, that (i)
                                                   --------
with respect to such acquisition, consolidation or merger, the surviving entity shall be the Borrower or a Wholly Owned Subsidiary Guarantor, (ii) the aggregate amount of all Loans outstanding hereunder for the purpose of funding acquisitions, mergers or consolidations permitted pursuant to this Section
7.4(c) shall not exceed $10,000,000 (after giving effect to the applicable acquisition, consolidation or merger), (iii) assuming that such acquisition, consolidation or merger, and any additional Indebtedness incurred to finance the same, had been consummated and incurred at the beginning of the four (4) most recent consecutive fiscal quarters of the Borrower ending on or immediately prior to the applicable date of such acquisition, consolidation or merger, the Borrower would be in pro--forma compliance with the financial covenant provisions of Section 7.1 hereof for such four (4) consecutive fiscal quarters, (iv) the aggregate amount of the purchase prices and refinancing amounts incurred by the Borrower and its Subsidiaries in connection with consummating acquisitions, mergers or consolidations permitted pursuant to this Section 7.4(c) (after giving effect to such applicable acquisition, merger or consolidation) shall not exceed $15,000,000, and (v) the Revolving Credit Availability immediately after the consummation of such acquisition, merger or consolidation after giving effect to such acquisition, merger or consolidation shall not be less than $10,000,000 (any transaction presented under this Section 7.4(c), a "Permitted Acquisition"); and
                                   ----------------------

          (d) any Dormant Subsidiary may wind up its affairs, liquidate or dissolve at any time prior to either (i) the commencement of any material business operations or activities by such Dormant Subsidiary or (ii) the acquisition of any asset or assets other than those assets held by such Dormant Subsidiary as of the Closing Date.

          7.5    Limitation  on  Sale  of Assets.
                 -------------------------------
Dispose of any of its Property or business (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition of obsolete or worn out property in the ordinary course of business;

          (b)    the  sale  of  inventory  in the ordinary course of business;

          (c)    Dispositions  permitted  by  Section  7.4(b);

          (d) the sale or issuance of any Subsidiary's Capital Stock to the Borrower or any Wholly Owned Subsidiary Guarantor;

          (e) the sale of other assets having a fair market value not to exceed $1,000,000 in the aggregate for any fiscal year of the Borrower;

          (f)    any  Asset  Sale  or  Recovery  Event,  provided,  that  the
                                                         --------
requirements of Section 2.12(b) are complied with in connection therewith; and

          (g) sales or discounts of receivables for collection in the ordinary course of business and consistent with past practice.

          7.6    Limitation on Dividends.  Declare
                 -----------------------
or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, the Borrower or any Subsidiary (collectively, "Restricted Payments"), except:

          (a) any Subsidiary may make Restricted Payments to the Borrower or any Wholly Owned Subsidiary Guarantor; and

          (b) so long as no Default or Event of Default shall have occurred and be continuing (immediately after giving effect to the applicable payment or transaction described below), any of the following: (i) the purchase, redemption or other acquisition for value by the Borrower or any of its Subsidiaries of any Capital Stock of the Borrower or any of its Subsidiaries held by officers, employees, former officers or former employees of the Borrower or any of its Subsidiaries (or the estates or beneficiaries of such officers, employees, former officers or former employees) upon death, disability, retirement or termination of employment, or dividends by the Borrower to Holdings to effect the same in respect of any Capital Stock of Holdings or any direct or indirect equity interest of Reliant Partners, with all of such payments and dividends not to exceed $2,000,000 in the aggregate since the Closing Date; (ii) dividends by the Borrower not to exceed
$2,000,000 in the aggregate since the Closing Date; (iii) payments by the Borrower and any of its Subsidiaries to Holdings to pay general and administrative expenses not to exceed $500,000 in any fiscal year of the Borrower; (iv) if the Consolidated Leverage Ratio as of the last day of any fiscal year of the Borrower is less than 3.25 to 1.0, dividends by the Borrower not to exceed $1,000,000 in the fiscal year of the Borrower commencing immediately after such last day; (iv) the purchase, redemption or other acquisition by the Borrower of any of its Capital Stock in exchange for, or out of the Net Cash Proceeds of the substantially concurrent issuance and sale of, other Capital Stock of the Borrower or (v) the purchase, redemption, retirement or other acquisition by the Borrower of Subordinated Indebtedness made in exchange for, or out of the Net Cash Proceeds of, the substantially concurrent issuance and sale of Capital Stock of the Borrower or other Subordinated Indebtedness provided that any Subordinated Indebtedness incurred in exchange for such retired Subordinated Indebtedness also must be permitted under Section 7.2 and any and all other provisions hereof).

          7.7    Limitation  on  Capital  Expenditures.
                 -------------------------------------
Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure, except Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not exceeding $10,000,000, in the aggregate, in any fiscal year; provided, that
                                                                --------
(i) up to $2,000,000 of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures made during any fiscal year shall be deemed made, first, in respect of amounts
                                                  -----
carried over from the prior fiscal year pursuant to subclause (i) above and, second, in respect of amounts permitted for such fiscal year as provided
------
above.

          7.8    Limitation  on  Investments, Loans and Advances.
                 -----------------------------------------------
Make any advance, loan, extension of credit
(by way of guaranty or otherwise) or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting all or a material part of a business unit of, or make any other investment in, any Person, except:

          (a)   extensions of trade credit in the ordinary course of business;

          (b)    investments  in  Cash  Equivalents;

          (c)    Guarantee  Obligations  permitted  by  Section  7.2;

          (d) loans and advances to the Borrower or a Wholly Owned Subsidiary Guarantor;

          (e)    the  Acquisition;

          (f) loans to account debtors of the Borrower or any of its Subsidiaries (other than normal and customary extensions of trade credit), so long as (1) the aggregate amount of such loans by the Borrower and its Subsidiaries does not exceed $1,500,000 in the aggregate at any time, and (2) the Borrower promptly causes the promissory notes or other instruments evidencing such loans to be properly endorsed and delivered to the Administrative Agent in accordance with the provisions of the applicable Security Agreements;

          (g) investments the Borrower or any of its Subsidiaries in the Borrower or any Person that, prior to such investment, is a Wholly Owned Subsidiary Guarantor;

          (h) the existing investment by the Borrower in ATEMCO as of the Closing Date, together with any additional investment by the Borrower in ATEMCO required pursuant to the ATEMCO Joint Venture Agreement not to exceed the Borrower's pro-rata share of capital contributions based on its ownership interest in ATEMCO as of the Closing Date and in any event not to exceed
$100,000 in any fiscal year of the Borrower (provided that all other holders of ownership interests in ATEMCO are also simultaneously making investments in ATEMCO pursuant to the ATEMCO Joint Venture Agreement in accordance with their pro-rata share of required capital contributions based on their respective ownership interests in ATEMCO);

          (i) investments in the Capital Stock of any Subsidiary created or acquired after the Closing Date in accordance with the other provisions of this Agreement, including without limitation, the provisions of Section 7.4(c), or with the prior written consent of the Administrative Agent;

          (j) in addition to investments otherwise expressly permitted by this Section 7.8, investments (including joint-ventures) by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not exceed $2,000,000 during the term of this Agreement;

          (k) loans and advances to officers, directors and employees of the Borrower or any of its Subsidiaries for purchases of the Capital Stock of Holdings, not to exceed $750,000 in the aggregate; and

          (l) loans and advances to officers, directors and employees of the Borrower or any of its Subsidiaries for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business.

          7.9    Limitation  on  Optional  Payments  and Modifications of Debt
                 -------------------------------------------------------------
Instruments,  etc.
------------------
(a) Make or offer to make any payment, prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to the Senior Subordinated Notes or any other Subordinated Indebtedness (other than scheduled interest payments required to be made in cash), (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Subordinated Notes or any other Subordinated Indebtedness (other than any such amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon and (ii) involves the payment of a consent fee of no greater than $30 per $1000 of principal amount of such Indebtedness), (c) designate any Indebtedness as "Designated Senior Indebtedness" for the purposes of the Senior Subordinated Note Indenture or (d) amend its certificate of incorporation in any manner determined by the Administrative Agent to be adverse to the Lenders without the prior written consent of the Required Lenders.

          7.10    Limitation  on  Transactions  with  Affiliates.
                  ----------------------------------------------
(a)    Except  for  any  Permitted  Affiliate
Transactions, enter into any other transaction, contract or agreement of any kind with any Affiliate, officer or director of the Borrower or any of its Subsidiaries, unless (i) such transaction, contract or agreement is made upon terms and conditions not less favorable to such Person than those which could have been obtained from wholly independent and unrelated sources, (ii) if such transaction, contract or agreement (or series of related transactions, contracts or agreements) involves aggregate payments or other consideration having a fair market value in excess of $1,000,000, such transaction, contract or agreement (or series of related transactions, contracts or agreements) is in writing and a majority of the disinterested members of the Board of Directors of the Borrower shall have approved such transaction, contract or agreement (or series of related transactions, contracts or agreements) and determined that the same comply with the provisions of clause (i) above, and
(iii) if such transaction, contract or agreement (or series of related transactions, contracts or agreements) involves aggregate payments or other consideration having a fair market value in excess of $5,000,000, in addition to the requirements of clauses (i) or (ii) above, the Administrative Agent is furnished with a written opinion from an Independent Financial Advisor stating that the terms of such transaction, contract or agreement (or series of related transactions, contracts or agreements) are fair, from a financial point of view to the Borrower or the applicable Subsidiary of the Borrower involved in such transaction, contract or agreement (or series of related transactions, contracts or agreements), as the case may be.

          7.11    Limitation  on  Sales and Leasebacks.
                  ------------------------------------
Enter into any arrangement with any Person providing for the leasing by Holdings, the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by Holdings, the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Holdings, the Borrower or such Subsidiary.

          7.12    Limitation on Changes in Fiscal Periods.
                  ---------------------------------------
Without three months prior notice to the Administrative
Agent, permit the fiscal year of the Borrower to end on a day other than the Friday or Sunday closest to March 31 or change the Borrower's method of determining fiscal quarters.

          7.13    Limitation on Negative Pledge Clauses.
                  -------------------------------------
Enter into or suffer to exist or become effective any agreement which prohibits or limits the ability of Holdings, the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Collateral Agreement, other than (a) this Agreement and the other Loan Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

          7.14    Limitation  on  Restrictions  on  Subsidiary Distributions.
                  ----------------------------------------------------------
Enter into or suffer
to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

          7.15    Limitation  on  Lines  of  Business.
                  -----------------------------------
Materially change the nature of its business from manufacturing building products or enter into any business which is substantially different from the business in which it is engaged as of the Closing Date.

          7.16    Limitation on Amendments to Acquisition Documents.
                  -------------------------------------------------
(a)  Amend, supplement or otherwise
modify (pursuant to a waiver or otherwise) the terms and conditions of the indemnities and licenses furnished to the Borrower or any of its Subsidiaries pursuant to the Acquisition Agreement or any other document delivered by the Sellers (as defined in the Acquisition Agreement) or any of their affiliates in connection therewith such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto or (b) otherwise amend, supplement or otherwise modify the terms and conditions of the Acquisition Agreement or any such other documents except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.

          7.17   Limitation on Activities of Holdings.
                 ------------------------------------
Holdings shall not, notwithstanding anything to the contrary in this Agreement or any other Loan Document, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Borrower, (b) incur, create, assume or suffer to exist any Indebtedness, Guarantee Obligations or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law,
(ii) pursuant to the Loan Documents to which it is a party, (iii) pursuant to the Seller Note, (iv) pursuant to Indebtedness subordinated to the obligations of Holdings in respect of the Guarantee and Collateral Agreement that matures no earlier than March 31, 2005 and (v) obligations with respect to its Capital Stock, or (c) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with dividends made by the Borrower in accordance with Section 7.6 pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of the Borrower.

          7.18  Credit Extensions.  Extend credit other
                -----------------
than (a) normal and prudent extensions of credit to customers for goods and services in the ordinary course of business and (b) loans otherwise permitted by the provisions of Section 7.2(b) or Section 7.8.

          7.19    Change in Accounting Method.
                  ---------------------------
Except for changes permitted by GAAP to conform the Target's accounting methods and financial reporting practices to those of the Borrower, make or permit any material change in accounting method or financial reporting practices except as may be required by GAAP, as in effect from time to time.

          7.20    Limitation  on Guarantee Obligations.
                  ------------------------------------
Create,  incur,  assume  or  suffer  to  exist  any  Guarantee
Obligations except Guarantee Obligations permitted by Sections 7.2(a), 7.2(f) and 7.2(g).

                          8.    EVENTS  OF  DEFAULT

          If  any  of  the  following  events  shall  occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement
Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

          (c) (i) Any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a) (with respect to the Borrower only), Section 6.7(a), Section 7 of this Agreement or Sections 5.6 or 5.8(b) of the Guarantee and Collateral Agreement,
(ii) an "Event of Default" under and as defined in any Mortgage shall have occurred and be continuing or (iii) the Borrower shall fail to deliver a Borrowing Base Certificate pursuant to Section 6.2(c) within 10 days after such Borrowing Base Certificate was due pursuant to such Section; or

          (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

          (e) Holdings, the Borrower or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in
                  --------
clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $1,000,000; or

          (f) (i) Holdings, the Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
(ii), or (iii) above; or (v) Holdings, the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA,
(v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against Holdings, the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $2,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (j) The guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

          (k)  a  Change  of  Control  shall  occur;  or

          (l) The Senior Subordinated Notes or the guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Subsidiary Guarantors under the Guarantee and Collateral Agreement, as the case may be, as provided in the Senior Subordinated Note Indenture, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of the Senior Subordinated Notes shall so assert;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate;  and  (ii)  with  the  consent  of  the  Required  Lenders,  the
Administrative  Agent  may,  or  upon the request of the Required Lenders, the
Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder)  to  be  due  and  payable  forthwith,  whereupon  the  same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a Cash Collateral Account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such Cash Collateral Account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).

                       9.    THE  ADMINISTRATIVE  AGENT

          9.1    Appointment.    Each  Lender  hereby irrevocably
                 -----------
designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          9.2    Delegation  of  Duties.    The
                 ----------------------
Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          9.3  Exculpatory Provisions.  Neither the
               ----------------------
Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

          9.4    Reliance  by  Administrative Agent.
                 ----------------------------------
The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Holdings or the Loan Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer
thereof  shall  have  been  filed  with  the  Administrative  Agent.    The
Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          9.5   Notice of Default.  The Administrative Agent
                -----------------
shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received
--------
such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          9.6    Non-Reliance  on  Administrative  Agent,  Arranger  and Other
                 -------------------------------------------------------------
Lenders.
-------
Each Lender expressly acknowledges that neither the Administrative Agent, the Arranger nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent or Arranger hereinafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender. Each Lender represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arranger or any other
Lender,  and  based  on  such  documents  and  information  as  it  has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          9.7    Indemnification.    The  Lenders  agree  to
                 ---------------
indemnify each of the Administrative Agent and the Arranger in its capacity as such (to the extent not reimbursed by Holdings or the Borrower and without limiting the obligation of Holdings or the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section 9.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent or the Arranger in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Arranger under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any
                --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent's or the Arranger's gross negligence or willful misconduct. The agreements in this Section 9.7 shall survive the
payment  of  the  Loans  and  all  other  amounts  payable  hereunder.    The
Administrative Agent shall have the right to deduct any amount owed to it by any Lender under this Section 9.7 from any payment made by it to such Lender hereunder.

          9.8   Administrative Agent in Its Individual Capacity.
                -----------------------------------------------
The Administrative Agent and its affiliates
may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Administrative Agent was not the Administrative Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          9.9   Successor Administrative Agent.
                ------------------------------
The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After the Administrative Agent's resignation as the Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents.

          9.10  Authorization to Release Liens.
                ------------------------------
The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release any Lien covering any Property of the Borrower or any of its Subsidiaries that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 10.1.

          9.11   The Arranger and the Documentation Agent.
                 ----------------------------------------
The Arranger and the Documentation Agent, in their respective capacities as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.

          10.     MISCELLANEOUS

          10.1    Amendments and Waivers.  Neither this
                  ----------------------
Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders, or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or
--------   -------
modification shall (i) forgive the principal amount or extend the scheduled or final date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest, fee or letter of credit commission payable hereunder or extend the scheduled date of any payment thereof, increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment, or amend, modify or waive any provision of Sections 2.18(a),(b) or (c) or any Security Document that provides for the ratable sharing by the Lenders under such Security Document of the proceeds of any realization of the Collateral to provide for a non-ratable sharing thereof, in each case without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this
Section 10.1 or reduce any percentage specified in the definition of Required Lenders or Required Prepayment Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their obligations under the Guarantee and Collateral Agreement, in each case without the written consent of all Lenders; (iii) reduce the percentage specified in the definition of Majority Facility Lenders without the written consent of all Lenders under each affected Facility; (iv) amend, modify or waive any provision of Section 9 without the written consent of the Administrative Agent; (v) amend, modify or waive any provision of Section 2.6 or 2.7 without the written consent of the Swing Line Lender; (vi) amend, modify or waive any provision of Sections 2.12(a),(b),(c) or (d) without the written consent of the Required Prepayment Lenders; (vii) amend, modify or waive any provision of
Section 3 without the written consent of the Issuing Lender; or (viii) amend, modify or waive any provision of Section 2.18(d) without the written consent of the Majority Facility Lenders with respect to the Tranche B Term Loan Facility. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          10.2   Notices.  Unless otherwise expressly provided herein,
                 -------
all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of Holdings, the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:


     The  Borrower:           3030  LBJ  Freeway, Suite 300
                              Dallas,  Texas    75234
                              Attention:    Chief  Financial  Officer
                              Fax:    (972)  919-1035
                              Telephone:    (972)  919-1000


     The  Administrative  Agent,
     the  Issuing  Lender  and
     the Swing Line Lender:   Chase Bank of Texas, National Association
                              Loan  Syndication  Services
                              1111  Fannin  Street,  9th  Floor
                              9-111  F-46
                              Houston,  Texas    77002
                              Attention:    Gale  Manning
                              Fax:  (713)  750-3810

     with  a  copy to:        Chase Bank of Texas, National Association
                              201  Main  Street
                              Forth  Worth,  Texas    76102
                              Attention:    Buddy  Wuthrich
                              Fax:    (817)  878-7591


provided  that  any  notice,  request  or demand to or upon the Administrative
--------
Agent  or  the  Lenders  shall  not  be  effective  until  received.

          10.3  No Waiver; Cumulative Remedies.
                ------------------------------
No failure to exercise and no delay in exercising, on the part of the either Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.4    Survival  of  Representations  and  Warranties.
                  ----------------------------------------------
All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          10.5    Payment of Expenses.  The Borrower
                  -------------------
agrees (a) to pay or reimburse each of the Administrative Agent and the Arranger for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, reasonable field examination expenses (including for each annual field examination) and the reasonable and documented fees and disbursements of counsel to each of the Administrative Agent and the Arranger, (b) to pay or reimburse each Lender and the Administrative Agent for all its reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable and documented fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Arranger and the Administrative Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Holdings, the Borrower or any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no
                              --------
obligation hereunder to any indemnitee with respect to indemnified liabilities to the extent such indemnified liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, each of Holdings and the Borrower agree not to assert and to cause its Subsidiaries not to assert, and hereby waive and agree to cause its Subsidiaries to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any indemnitee. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          10.6    Successors  and  Assigns;  Participations  and Assignments.
                  ----------------------------------------------------------
(a)  This Agreement
shall be binding upon and inure to the benefit of Holdings, the Borrower, the Lenders, the Administrative Agent, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

          (b)    Any  Lender  may,  without  the  consent  of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating
                                                   -----------
interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, or postpone the date of the final maturity of the Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such
                                            --------
participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.19, 2.20 and 2.21 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section
                                         --------
2.20, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to
              --------   -------
receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c)    Any Lender (an "Assignor") may, in accordance with applicable
                                 --------
law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Borrower, the Issuing Lender, the Swing Line Lender and the Administrative Agent (which, in each case, shall not be unreasonably withheld or delayed), to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and
                                  --------
obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E, executed by such Assignee, such Assignor and the Administrative Agent (and, where the consent of the Borrower is required pursuant to the foregoing provisions, by the Borrower) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that, unless otherwise agreed by the Borrower and the
           --------
Administrative Agent, no such assignment to an Assignee (other than any Lender or any affiliate thereof) shall (i) be in an aggregate principal amount of less than $5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement) or (ii) result in the sum of (A) the unpaid principal amount of such Assignor's Term Loans and (B) such Assignor's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, such Assignor's Revolving Extensions of Credit being less than $5,000,000. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this Section 10.6, the consent of the Borrower shall not be required for any assignment which occurs at any time when any Event of Default shall have occurred and be continuing.

          (d) The Administrative Agent shall maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses
                     --------
of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time and any Notes evidencing such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loan and any Note evidencing such Loan recorded therein for all purposes of this Agreement. Any assignment of any Loan whether or not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee and the old Notes shall be returned by the Administrative Agent to the Borrower marked "cancelled". The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof or a Person under common management with such Lender, by the Borrower, the Administrative Agent and the Issuing Lender) together with payment to the Administrative Agent of a registration and processing fee of $3,500 by the Assignee (except that no such registration and processing fee shall be payable in the case of an Assignee which is already a Lender or is an affiliate of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note and/or Term Notes, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or Term Notes, as the case may be, to the order of such Assignee in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment and/or Term Loans, as the case may be, upon request, a new Revolving Credit Note and/or Term Notes, as the case may be, to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby.

          (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          10.7    Adjustments; Set-off.  (a)  Except
                  --------------------
to the extent that this Agreement provides for payments to be allocated to the Lenders under a particular Facility, if any Lender (a "Benefitted Lender")
                                                           -----------------
shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursement Obligations owing to such other Lender, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan and/or of the Reimbursement Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all
                                                --------  -------
or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdings or the Borrower, any such notice being expressly waived by Holdings and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Holdings or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Holdings or the Borrower. Each Lender agrees promptly to notify Holdings, the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect
               --------
the  validity  of  such  setoff  and  application.

          10.8   Counterparts.  This Agreement may be executed by
                 ------------
one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          10.9    Severability.  Any provision of this Agreement
                  ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.10    Integration.  This Agreement and the other Loan
                   -----------
Documents represent the agreement of Holdings, the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          10.11    GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS
                   -------------
AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.12    Submission  To  Jurisdiction;  Waivers.
                   --------------------------------------
Each of Holdings and the Borrower hereby irrevocably and unconditionally:

          (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or the Borrower, as the case may be at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 10.12 any special, exemplary, punitive or consequential damages.

          10.13    Acknowledgements.  Each of Holdings
                   ----------------
and  the  Borrower  hereby  acknowledges  that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to Holdings or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and Holdings and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among Holdings, the Borrower and the Lenders.

          10.14    WAIVERS OF JURY TRIAL.  THE BORROWER,
                   ---------------------
THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          10.15    Confidentiality.  The Administrative
                   ---------------
Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent
                                    --------
the  Administrative  Agent  or any Lender from disclosing any such information
(a)  to  the  Administrative  Agent,  any other Lender or any affiliate of any
Lender,  (b)  to  any  Participant  or  Assignee  (each,  a  "Transferee")  or
                                                              ----------
prospective Transferee which agrees to comply with the provisions of this Section, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of such Lender or its affiliates, (d) upon the request or demand of any Governmental Authority having jurisdiction over the Administrative Agent or such Lender, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section 10.15, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

          10.16   Joint and Several Obligations.
                  -----------------------------
Notwithstanding anything to the contrary contained herein or in any other Loan Documents, the Borrower and the Guarantors are jointly and severally responsible for their respective agreements, covenants, representations, warranties and obligations contained and set forth in this Agreement or in any other Loan Document to which they are a party.

          10.17    Enforceability; Usury.  In no
                   ---------------------
event shall any provision of this Agreement, the Notes, or any other instrument evidencing or securing the indebtedness of the Borrower hereunder ever obligate the Borrower to pay or allow any Lender to collect interest on the Notes or any other indebtedness of the Borrower hereunder at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "Highest Lawful Rate"), or obligate the Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts to the extent that such payments, when added to the interest payable on the Notes, would be held to constitute the payment by the Borrower of interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary.

          Without limiting the generality of the foregoing, in the event the maturity of all or any part of the principal amount of the indebtedness of the Borrower hereunder shall be accelerated for any reason, then such principal amount so accelerated shall be credited with any interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. If, pursuant to the terms of this Agreement or the Notes, any funds are applied to the payment of any part of the principal amount of the indebtedness of the Borrower hereunder prior to the maturity thereof, then (a) any interest which would otherwise thereafter accrue on the principal amount so paid by such application shall be canceled, and (b) the indebtedness of the Borrower hereunder remaining unpaid after such application shall be credited with the amount of all interest, if any, theretofore collected on the principal amount so paid by such application and remaining unearned at the date of said application; and if the funds so applied shall be sufficient to pay in full all the indebtedness of the Borrower hereunder, then the Lenders shall refund to the Borrower all interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. Regardless of any other provision in this Agreement, or in any of the written evidences of the indebtedness of the Borrower hereunder, the Borrower shall never be required to pay any unearned interest on such indebtedness or any portion thereof, and shall never be required to pay interest thereon at a rate in excess of the Highest Lawful Rate construed by courts having competent jurisdiction thereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


         RELIANT BUILDING PRODUCTS, INC.


                                               By: /s/ David G. Fiore
                                                   ------------------
                                                   Name:
                                                   Title: President

CHASE  BANK  OF  TEXAS,  NATIONAL  ASSOCIATION,  as  Administrative  Agent,
  Swing  Line  Lender,  Issuing  Lender
  and  as  a  Lender


By: \s\ B. B. Wuthrich
    ------------------
   Name:
   Title: Vice President

KEY CORPORATE CAPITAL INC.


By: \s\ Michael P. Shiplett
    -----------------------
   Name:
   Title: Vice President

CIBC  INC.


By: \s\ William J. Koslo, Jr.
    -------------------------
   Name:
   Title: Executive Director


By: /s/ Gregor P. Gannacher
    ------------------------
   Name:
   Title: Director

SANWA  BUSINESS  CREDIT  CORPORATION


By: /s/ Michael J. Fox
    -------------------
   Name:
   Title: First Vice President

BANKBOSTON,  N.A.


By: /s/ C. Andrew Piculell
    ----------------------
   Name:
   Title: Vice President

BHF-BANK  AKTIENGESELLSCHAFT


By: /s/ Thomas J. Scifo
    -------------------
   Name:
   Title: AVP


By: /s/ Linda Pace
    --------------
   Name:
   Title: VP

U.S.  BANK  NATIONAL  ASSOCIATION


By: /s/ Kurt D. Egertson
    --------------------
   Name:
   Title: Vice President

BANQUE  PARIBAS


By: /s/ Larry Robinson
    ------------------
   Name:
   Title: Vice President


By: /s/ Scott Clingan
    -----------------
   Name:
   Title: Vice President

KZH-CRESCENT-2  CORPORATION


By: /s/ Virginia Conway
    -------------------
   Name:
   Title: Authorized Agent

VAN  KAMPEN  AMERICAN  CAPITAL  PRIME  RATE  INCOME  TRUST


By: /s/ Kathleen A. Zarn
    --------------------
   Name:
   Title: Vice President

PILGRIM  AMERICA  PRIME  RATE  TRUST


By: /s/ Thomas C. Hunt
    ------------------
   Name:
   Title: Assistant Portfolio Manager